                        CREDIT SUISSE WARBURG PINCUS FUNDS
                        ----------------------------------
                                        CREDIT  ASSET
                                        SUISSE  MANAGEMENT



                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2001

                          CREDIT SUISSE WARBURG PINCUS
                         GLOBAL TELECOMMUNICATIONS FUND
                                       -

                          CREDIT SUISSE WARBURG PINCUS
                           GLOBAL HEALTH SCIENCES FUND
                                       -

                          CREDIT SUISSE WARBURG PINCUS
                          GLOBAL NEW TECHNOLOGIES FUND
                                       -

                          CREDIT SUISSE WARBURG PINCUS
                         GLOBAL FINANCIAL SERVICES FUND
                                       -

                          CREDIT SUISSE WARBURG PINCUS
                              EUROPEAN EQUITY FUND
                                       -

                          CREDIT SUISSE WARBURG PINCUS
                                   FOCUS FUND
                                       -

                          CREDIT SUISSE WARBURG PINCUS
                               MUNICIPAL BOND FUND


More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Credit Suisse Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.


Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.


RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAMOR ANY AFFILIATE.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2001

                                                                 October 2, 2001
Dear Shareholders:

We are writing to report on the results of the Credit Suisse Warburg Pincus Global Telecommunications Fund(1,2) (the "Fund") for the fiscal year ended August 31, 2001. Please note that we will discuss the impact of the events of September 11, 2001 on the Fund's investment environment and performance in our letter for the calendar quarter ended September 30, 2001.

COMMON SHARES:
At August 31, 2001, the net asset value ("NAV") of the Fund's Common shares was $29.11, compared to an NAV of $69.11 on August 31, 2000. As a result, the Common shares' total return was -55.72%, assuming the reinvestment of distributions totaling $2.3906 per share. By comparison, the Morgan Stanley Capital International All Country World Free Telecommunications Services Index (the "Index")(3) was down 41.58% during the same period.

ADVISER SHARES:
At August 31, 2001, the NAV of the Fund's Advisor shares was $29.09, compared to an NAV of $39.86 on May 10, 2001(4). As a result, the Advisor shares' total return was -27.02%. By comparison, the Index returned -22.08% during the same period.

[The Fund's performance is considerably more favorable in the context of how its peers fared. Lipper Inc.'s Telecommunications Fund Average Index(5) of 41 U.S.-based telecommunications funds, for example, was down 60.0% during the same period. When evaluating the Fund's results, furthermore, we urge our investors to keep in mind that the types of stocks in which the Fund invests can be highly volatile. We thus recommend that an investment in the Fund be made with a long-term perspective and a willingness to endure short-term fluctuation.]

The Fund underperformed its Index primarily because we held to our discipline of diversifying the portfolio among the various subcategories of the global telecommunications equity universe. This same discipline has played a direct role in the Fund's substantial outperformance of the benchmark since the Fund's inception in 1996.

Although the benchmark mostly consists of established fixed-line telecom carriers known as "incumbents," we aim to spread the Fund's assets across other telecom subcategories as well, so as to potentially add value and portfolio diversification benefits. Unfortunately, the harsh correction that occurred throughout the fiscal year often focused on precisely the subcategories into which we had diversified.

This proved especially painful in much of 2001, when heavy selling moved beyond the battered technology sector, which was meaningfully represented in the portfolio, and into telecom-related media names that we also owned. Somewhat ironically, the broadening of the correction process additionally meant that shares of the world's major incumbents--which we had de-emphasized for their relatively unattractive growth prospects--ended up faring much better than did those in other telecom subcategories.

On a geographical level, relative results were lowest in the U.S., which we significantly overweighted compared to the benchmark for two compelling reasons. First, the U.S. was holding up best among the world's largest economies amidst a global macroeconomic slowdown and thus appeared likeliest to us to enjoy an acceleration in growth when the macroeconomic picture began to improve. Second, the sheer size and breadth of the U.S. market gave us the best and most numerous opportunities for portfolio diversification.

These same prospective benefits worked against us, however, when U.S. macroeconomic growth began to sputter, which had a correspondingly adverse impact on actual and estimated corporate earnings worldwide. The Fund's overall return suffered accordingly.

The most positive contributions to performance came from our underweightings of the French and German markets, in which stocks of the respective incumbents were badly weakened, and our occasional willingness to keep cash reserves at what we felt were prudently defensive levels.

Thank you for your support, and please feel free to call upon us at any time if you have questions.


Sincerely yours,

The Credit Suisse Asset Management Global Telecommunications Management Team

Scott T. Lewis, Managing Director
Vincent J. McBride, Managing Director
David Lefkowitz, Vice President

Credit Suisse Asset Management, LLC (CSAM)

[NOTE: INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUES. MORE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES AND THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH A SINGLE-INDUSTRY FUND, IS PROVIDED IN THE PROSPECTUS.]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
       CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND(1,2)
               COMMON SHARES AND THE MSCI ALL COUNTRY WORLD FREE
     TELECOMMUNICATIONS SERVICES INDEX (GROSS DIVIDENDS)(3) FROM INCEPTION
                 (12/4/96) AND AT EACH QUARTER END. (UNAUDITED)

[CHART]

                                                                         TELECOMMUNICATIONS MSCI ALL
                               CREDIT SUISSE WARBURG PINCUS              COUNTRY WORLD FREE
                               GLOBAL TELECOMMUNICATIONS FUNDS(1),(2)    SERVICES INDEX (GROSS DIVIDENDS)(3)
      12/4/1996                                  $10,000                            $10,000
          12/96                                   $9,987                            $10,263
           1/97                                  $10,827                            $10,504
           2/97                                  $10,787                            $10,714
           3/97                                  $10,327                            $10,436
           4/97                                  $10,740                            $10,641
           5/97                                  $11,460                            $11,403
           6/97                                  $12,060                            $11,928
           7/97                                  $12,193                            $12,178
           8/97                                  $11,533                            $11,214
           9/97                                  $12,847                            $12,044
          10/97                                  $12,373                            $11,600
          11/97                                  $12,860                            $12,323
          12/97                                  $13,215                            $12,854
           1/98                                  $13,496                            $13,395
           2/98                                  $15,179                            $13,980
           3/98                                  $16,974                            $15,236
           4/98                                  $17,115                            $15,068
           5/98                                  $16,665                            $14,944
           6/98                                  $17,728                            $15,460
           7/98                                  $18,481                            $16,411
           8/98                                  $14,461                            $14,574
           9/98                                  $15,552                            $14,967
          10/98                                  $17,165                            $16,046
          11/98                                  $19,460                            $16,814
          12/98                                  $22,125                            $18,481
           1/99                                  $25,160                            $20,158
           2/99                                  $24,138                            $19,969
           3/99                                  $27,313                            $19,611
           4/99                                  $29,179                            $20,391
           5/99                                  $28,188                            $20,441
           6/99                                  $31,255                            $21,336
           7/99                                  $31,527                            $21,223
           8/99                                  $31,921                            $19,962
           9/99                                  $33,571                            $20,386
          10/99                                  $38,039                            $21,915
          11/99                                  $45,320                            $24,506
          12/99                                  $56,677                            $27,001
           1/00                                  $56,116                            $26,222
           2/00                                  $65,280                            $27,737
           3/00                                  $65,097                            $28,435
           4/00                                  $55,925                            $25,125
           5/00                                  $50,864                            $23,336
           6/00                                  $55,620                            $23,169
           7/00                                  $52,833                            $21,592
           8/00                                  $54,587                            $20,355
           9/00                                  $48,539                            $19,005
          10/00                                  $45,796                            $19,264
          11/00                                  $35,822                            $16,616
          12/00                                  $35,009                            $16,192
           1/01                                  $41,163                            $17,781
           2/01                                  $34,120                            $15,025
           3/01                                  $29,378                            $14,181
           4/01                                  $32,965                            $15,261
           5/01                                  $31,745                            $14,086
           6/01                                  $29,767                            $13,160
           7/01                                  $27,499                            $13,312
           8/01                                  $24,169                            $11,891

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/01
(COMMON SHARES)

               1 YEAR                     (55.72%)
               3 YEAR                      18.67%
               FROM INCEPTION (12/4/96)    20.44%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) Name changed from Warburg Pincus Global Telecommunications Fund effective March 26, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The Morgan Stanley Capital International All Country World Free Telecommunications Services Index (gross dividends) (the "MSCI All Country Index") is an unmanaged regional or composite index (with no defined investment objective) consisting of developed and emerging markets that include constituents as available to non-domestic investors for the Telecommunication Services sector and is compiled by Morgan Stanley & Co., Incorporated. The MSCI All Country Index replaced the Fund's previous performance benchmark as of July 1, 2001 because Morgan Stanley & Co., Incorporated was no longer compiling the previous performance benchmark as of that date.

(4) Inception date.

(5) Lipper Inc.'s Telecommunications Fund Average Index is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. The Lipper Telecommunications Fund Average Index is the average total return of 41 telecommunications-oriented mutual funds during a given period.

CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2001

                                                                 October 2, 2001
Dear Shareholder:

For the 12 months ended August 31, 2001, the Common Class shares of Credit Suisse Warburg Pincus Global Health Sciences Fund(1,2) (the "Fund") had a loss of 14.44%, vs. losses of 2.43% and 24.39%, respectively, for the MSCI World Healthcare Index(3) and the S&P 500 Index.(4)

The period was a poor one for stocks globally. The U.S. and global economies slowed dramatically, hampering corporate profits and lowering investor expectations across a range of industries. Technology and growth-oriented companies were especially hurt by the uncertainty. Health-care stocks were not spared the market's decline, though certain "defensive" names--e.g., specific large-cap drug stocks--held up relatively well.

The Fund had a loss for the 12 months, hindered by the difficult backdrop for stocks and by weakness in a number of its growth shares. The Fund's smaller-cap pharmaceutical holdings, e.g., specialty drug and biotech-related drug companies, contributed negatively to its return, reflecting investors' strong aversion to risk in all forms during the period. On a positive note, the Fund outperformed the broader equity market (as measured by the S&P 500 Index, for example), helped by good showings from some of its health-care services names.

We made no dramatic changes to the Fund in terms of basic strategy. We maintained what we believe is a relatively diversified approach to health care, with meaningful exposure to large-cap drug companies, smaller and specialty pharmaceutical companies, biotechnology names, and health-care-services providers, as well as manufacturers of health-care products (ranging from laboratory equipment to stents). While this approach hampered the Fund's return relative to that of its MSCI benchmark, which has less exposure to smaller-cap growth companies, we believe it stands to benefit investors over time.

In terms of sector allocation, about a quarter of the portfolio's assets was invested in large-cap pharmaceutical stocks as of the end of the period. We continue to look favorably on the group's long-term prospects. While the regulatory backdrop here is somewhat clouded, business fundamentals remain, on the whole, sound in our view. The earnings outlook varies by company, but we believe that a number of major drug names have good potential for sustainable, healthy profit growth, even assuming a delayed economic recovery. In addition, valuations on large-cap drug stocks have become generally quite reasonable, in our judgment.

We also maintained a significant position in the smaller-cap pharmaceutical and biotechnology drug areas. We believe that such companies could likewise benefit from a more-hospitable regulatory/political environment over the longer term. Our focus will remain on companies that we believe have viable products, or that have business plans that we expect to eventually result in the launch of new, viable products.

Elsewhere of note, we continued to favor hospitals in the services group, at the expense of managed-care companies. We believe that certain hospitals could continue to benefit from rising volumes and from higher "reimbursement" rates from the government. Our approach to managed-care companies remained highly selective. We intend to limit our exposure here over the intermediate term, due to such factors as potentially declining enrollment rates (in a soft economy) and uncertainty surrounding the right of patients to sue these companies.

Going forward, there is obviously much uncertainty, given the still-fragile state of global markets and given the terrible events of September 11, 2001. Please note that we will discuss the impact of the attacks and their aftermath on the Fund's investment environment and performance in our commentary for the calendar quarter ended September 30, 2001.

But we believe that the U.S. economy, which has proven very resilient in times past, will in due course recover, to the benefit of economies and markets elsewhere. We furthermore believe that health care remains compelling as an asset class over the long term, based on factors such as favorable worldwide demographic trends (over the next decade at least) and a high degree of innovation at many levels. Our efforts will remain concentrated on attempting to identify stocks we deem to have the brightest long-term prospects.

Sincerely yours,

Peter T. Wen                                   Susan L. Black
Co-Portfolio Manager                           Co-Portfolio Manager

Credit Suisse Asset Management, LLC(CSAM)


   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN THE HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
      CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND(1,2) COMMON SHARES, THE MSCI WORLD HEALTHCARE INDEX(3), THE S&P 500(4) INDEX AND LIPPER
   HEALTH/BIOTECHNOLOGY FUNDS INDEX(5) FROM INCEPTION (12/31/96) AND AT EACH
                            QUARTER END. (UNAUDITED)

[CHART]

                     CREDIT SUISSE
             WARBURG PINCUS GLOBAL   MSCI WORLD             LIPPER HEALTHCARE/
                    HEALTH SCIENCE   HEALTHCARE    S&P 500       BIOTECHNOLOGY
                         FUND(1,2)     INDEX(3)   INDEX(4)      FUNDS INDEX(5)
                           $10,000      $10,000    $10,000             $10,000
      1/97                 $10,330      $10,712    $10,624             $10,511
      2/97                 $10,220      $10,919    $10,707             $10,546
      3/97                  $9,620      $10,648    $10,269              $9,748
      4/97                  $9,820      $11,312    $10,881              $9,749
      5/97                 $10,530      $11,902    $11,542             $10,728
      6/97                 $11,330      $12,984    $12,059             $11,270
      7/97                 $11,760      $13,293    $13,017             $11,637
      8/97                 $11,260      $12,110    $12,289             $11,324
      9/97                 $12,020      $12,903    $12,961             $12,233
     10/97                 $12,220      $12,844    $12,529             $11,926
     11/97                 $12,710      $13,203    $13,108             $12,014
     12/97                 $12,735      $13,711    $13,334             $12,070
      1/98                 $13,235      $14,768    $13,481             $12,321
      2/98                 $14,233      $15,588    $14,452             $13,012
      3/98                 $14,827      $15,770    $15,192             $13,502
      4/98                 $15,231      $15,894    $15,345             $13,600
      5/98                 $14,870      $15,550    $15,081             $13,204
      6/98                 $15,539      $16,346    $15,694             $13,587
      7/98                 $15,135      $16,360    $15,527             $13,435
      8/98                 $13,064      $15,010    $13,283             $11,474
      9/98                 $14,551      $16,084    $14,134             $12,881
     10/98                 $15,305      $17,016    $15,283             $13,373
     11/98                 $16,081      $17,889    $16,209             $14,064
     12/98                 $16,962      $18,701    $17,143             $15,209
      1/99                 $16,782      $18,558    $17,860             $15,458
      2/99                 $16,368      $18,430    $17,305             $15,057
      3/99                 $16,389      $18,724    $17,997             $15,443
      4/99                 $15,275      $17,486    $18,694             $14,694
      5/99                 $15,466      $17,073    $18,252             $14,615
      6/99                 $16,188      $17,455    $19,265             $15,325
      7/99                 $15,911      $16,832    $18,664             $15,343
      8/99                 $16,517      $17,361    $18,570             $15,763
      9/99                 $15,369      $16,619    $18,062             $14,625
     10/99                 $15,847      $18,085    $19,205             $15,319
     11/99                 $16,432      $18,067    $19,595             $15,964
     12/99                 $18,047      $16,768    $20,747             $16,783
      1/00                 $19,460      $16,768    $19,705             $17,981
      2/00                 $22,701      $15,589    $19,333             $20,473
      3/00                 $19,450      $16,822    $21,224             $18,365
      4/00                 $18,472      $17,586    $20,586             $18,178
      5/00                 $17,993      $18,103    $20,163             $18,507
      6/00                 $21,860      $19,488    $20,661             $21,668
      7/00                 $22,061      $18,695    $20,338             $20,998
      8/00                 $25,438      $18,678    $21,600             $22,882
      9/00                 $26,978      $19,518    $20,460             $23,885
     10/00                 $25,553      $19,752    $20,373             $23,589
     11/00                 $23,992      $20,591    $18,767             $22,865
     12/00                 $25,064      $21,137    $18,859             $24,113
      1/01                 $22,615      $19,432    $19,528             $26,105
      2/01                 $21,415      $19,507    $17,748             $25,841
      3/01                 $18,956      $18,241    $16,623             $22,903
      4/01                 $21,242      $18,588    $17,915             $24,680
      5/01                 $22,398      $18,751    $18,035             $25,612
      6/01                 $23,159      $18,180    $17,596             $25,936
      7/01                 $22,085      $18,891    $17,423             $25,138
      8/01                 $21,762      $18,224    $16,332             $24,797

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/01
(COMMON SHARES)


          1 YEAR                           (14.44%)
          3 YEAR                            18.55%
          FROM INCEPTION (12/31/96)         18.11%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) Name changed from Warburg Pincus Global Health Sciences Fund effective March 26, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) In light of the Fund's emphasis on global health-care stocks, effective May 1, 2001, the Fund added the MSCI World Healthcare Index as a performance benchmark, replacing the Lipper Health/Biotechnology Funds Index. (The Lipper Health/Biotechnology Index had a loss of 8.18% for the 12 months ended August 31, 2001.) The MSCI World Healthcare Index is a sector level index based on global industry classification standards (GICS), and consists of all securities in the developed markets that are classified into the healthcare sector.

(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

(5) The Lipper Health/Biotechnology Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.

CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2001

                                                                 October 2, 2001
Dear Shareholder:

Credit Suisse Warburg Pincus Global New Technologies Fund(1) (the "Fund") had a loss of 35.20% for the period from December 22, 2000 (the Fund's inception date) through August 31, 2001. By means of comparison, the S&P 500 Index(2) and the MSCI World Index(3)--two broad measures of equity performance--had losses of 13.38% and 17.35%, respectively, for the period from December 31, 2000 through August 31, 2001.

The Fund continued to operate within a very harsh environment for the stocks it targets. While selling pressure on equities was broad-based, as the numbers above indicate, technology shares led the decline, reflecting investors' strong aversion to these stocks amid global economic weakness and slumping technology expenditures.

For our part, we continued to attempt to identify companies that have what we believe are good long-term business prospects and reasonable stock valuations. Whether looking at young or well-established firms, we placed, and will continue to place, an emphasis on factors such as experienced management teams, innovative products and services, and probable financial health to support long-term business plans.

In terms of portfolio allocation, we maintained meaningful exposure to the semiconductor, software, media, telecommunications and Internet industries on a global basis. Our geographic bias was toward the U.S., although we held a number of Japanese stocks that in our view had attractive valuations compared to their historical valuation levels, as well as compared to valuations on technology stocks elsewhere. We saw few compelling buying opportunities in Europe; however, we are monitoring the region closely.

Notwithstanding recent performance, and the turmoil that has haunted technology stocks over the past 18 months, we believe that technology remains a critical piece of global economies. A recovery in the group might take some time, and the terrible events of September 11, 2001 and their aftermath have only added to the uncertainty. But we remain positive on these equities from a long-term perspective, and will continue to concentrate on companies we deem to have the brightest prospects over time.
Sincerely yours,


Todd Jacobson                                  Scott Lewis
Co-Portfolio Manager                           Co-Portfolio Manager

Credit Suisse Asset Management, LLC (CSAM)

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TECHNOLOGY, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND(1) COMMON SHARES, MSCI WORLD INDEX(3) AND THE S&P 500 INDEX(2) FROM INCEPTION
                  (12/22/00) AND AT EACH MONTH END. (UNAUDITED)


[CHART]

                     CREDIT SUISSE WARBURG PINCUS
                   GLOBAL NEW TECHNOLOGIES FUND(1)  MSCI WORLD INDEX(3)    S&P 500 INDEX(2)
     12/22/2000                           $10,000              $10,000             $10,000
          12/00                            $9,902              $10,546             $10,049
           1/01                           $10,598              $11,417             $10,405
           2/01                            $8,628              $11,302              $9,457
           3/01                            $7,863              $10,016              $8,858
           4/01                            $8,658              $10,794              $9,546
           5/01                            $8,413              $11,201              $9,610
           6/01                            $8,217              $11,343              $9,376
           7/01                            $7,393              $10,994              $9,284
           8/01                            $6,482              $10,450              $8,703

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/01
(COMMON SHARES)

           FROM INCEPTION (12/22/00)                 (35.20%)

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

(3) The MSCI World Index is an unmanaged index (with no defined investment objective) of common stocks, and is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.

CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2001

                                                                 October 2, 2001
Dear Shareholder:

We are writing to report the performance of Credit Suisse Warburg Pincus Global Financial Services Fund(1) (the "Fund") for the fiscal year ended August 31, 2001. For the period from December 28, 2000 (the Fund's inception date) through August 31, 2001, the Fund had a loss of 12.60%. By comparison, the MSCI All Country World Free Index Industry Sector(2) and the S&P 500 Index(3) had a same-period loss of 14.61% and 13.40%, respectively.

The Fund's loss reflected a poor environment for stocks globally, with major economies weakening and corporate profits softening. On a positive note, the Fund outperformed its benchmark, a showing we attribute primarily to our global security allocation, our portfolio themes and the favorable stock-picking of our global analyst team.

In the area of global security allocation, the Fund benefited from having an overweight position in the U.S., though this was partially offset by a slight overweight position in Japan. We had an underweight position in Europe, which was beneficial, as the region's central banks were more hesitant to decrease interest rates. In addition to the weaker relative performance of European financial shares, the stronger dollar against most foreign currencies caused dollar returns to be even lower.

The key theme in the Fund's portfolio has been a focus on value-oriented stocks of companies we believe have strong balance sheets. Given the slowing pace of the global economy, we have been cautious with respect to firms with significant capital-markets exposure and concentration in consumer credit. We chose, instead, to be overweight in both the insurance and reinsurance sectors as well as banks that we believe have significant commercial credit exposure, reasonable valuations, and above-average growth prospects for the group. We also adopted a focused portfolio strategy to exploit the best ideas of our global analytical team and held just 36 names in the portfolio as of August 31, 2001.

The clear winners in the portfolio for the period were U.S. commercial banks, which have benefited from the pace and magnitude of Federal Reserve Bank rate cuts, the strong U.S. housing market and low beginning valuations. The best performing stock in the Fund was Bank of America (which accounted for 5.6% of the portfolio as of August 31). We also held large positions in Fleet Boston (3.9%), PNC Financial (3.9%) and Wells Fargo (3.9%), holdings that proved fairly defensive in a difficult market environment.

The Fund's laggards included Japanese banking concerns UFJ Holdings (5.1%) and Mitsubishi Tokyo Financial Group (4.1%), which continue to struggle with both credit and equity market deterioration. Also, the U.S. insurance sector has taken somewhat of a breather after strong performance in 2000, but we believe that specific companies are poised to benefit from increases in insurance rates well in excess of claims inflation.

Going forward, our approach to investing in the global financial sector is expected to remain similar but will continue to be responsive to changing economic, political and market conditions. While the probability of a U.S. and potential global recession has increased, with the terrible events of September 11, 2001 adding to the uncertainty, we believe our slightly defensive portfolio is well positioned to outperform our benchmark.

As developments occur that we believe would interest our shareholders, we will do our best to keep you informed. Alternatively, we are available to respond to any questions you may have about your portfolio.

Sincerely yours,


Craig K. Elkind                                Katharine O'Donovan
Co-Portfolio Manager                           Co-Portfolio Manager

D. Susan Everly
Co-Portfolio Manager

Credit Suisse Asset Management, LLC (CSAM)

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN FINANCIAL SERVICES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND(1) COMMON SHARES, MSCI ALL COUNTRY WORLD FREE INDEX INDUSTRY SECTOR,(2) AND THE
       S&P 500 INDEX(3) FROM INCEPTION (12/28/00) AND AT EACH MONTH END.
                                  (UNAUDITED)


[CHART]

                          CREDIT SUISSE WARBURG PINCUS       MSCI ALL COUNTRY WORLD FREE
                      GLOBAL FINANCIAL SERVICES FUND(1)          INDEX INDUSTRY SECTOR(2)      S&P 500 INDEX(3)
       12/28/2000                              $10,000                           $10,000               $10,000
            12/00                               $9,870                           $10,000               $10,049
             1/01                               $9,860                            $9,899               $10,405
             2/01                               $9,210                            $9,575                $9,457
             3/01                               $8,690                            $8,835                $8,858
             4/01                               $8,990                            $9,689                $9,546
             5/01                               $9,110                            $9,738                $9,610
             6/01                               $9,200                            $9,305                $9,376
             7/01                               $8,780                            $8,916                $9,284
             8/01                               $8,740                            $8,539                $8,703

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/01
(COMMON SHARES)

       FROM INCEPTION (12/28/00)               (12.60%)


Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The MSCI All Country World Free Index Industry Sector is an unmanaged index (with no defined investment objective) of common stocks, and is a market-weighted average of industrial equities listed on the stock exchanges of both developed and emerging countries.

(3) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
PORTFOLIO MANAGER'S LETTER -- AUGUST 31, 2001

                                                                 October 2, 2001
Dear Shareholder:

For the 12 months ended August 31, 2001, the Common Class shares of Credit Suisse Warburg Pincus European Equity Fund(1,2) (the "Fund") had a loss of 18.08%, vs. a loss of 21.09% for the Morgan Stanley Capital International Europe Index.(3)

The period was a poor one for equity markets around the world, reflecting economic slowdowns in North America, Japan and Europe, and a related slump in profits. The significant slowdown in Europe was noteworthy, as it dispelled the notion that the region might avoid catching the U.S.'s economic cold: the vast majority of Europe's trade volume is intra-regional. Evidence of Europe's economic woes mounted nonetheless, and stocks declined accordingly.

Despite a downward trend in interest rates--paced by the U.S. Federal Reserve (the "Fed"), which aggressively lowered rates beginning in January--the intermediate-term earnings outlook remained bleak and investors were cautious. Technology and telecommunications shares were hit especially hard in most markets.

The Fund's loss reflected the negative environment for Europe's equity markets. However, the Fund outperformed its benchmark, aided by its underweighting in the struggling technology segment and by good showings from certain of the Fund's financial-services, pharmaceutical and energy holdings.

Our strategy through the period was to focus on companies that we deemed to have attractive stock multiples and visible earnings streams. We found a number of these companies within generally less-economically sensitive areas such as health care, financial services and the consumer sector. We also had significant exposure to industrial-type companies, broadly defined and with varying degrees of cyclicality. As noted, we largely avoided technology and telecommunications names, though on occasion we owned shares we judged to be valued very pessimistically.

As we go forward, the environment will no doubt remain challenging--as yet, there is little evidence of a sustained upturn in economic activity, and the recent terrible events of September 11 and their aftermath have compounded the uncertainty. (Please note that we will discuss the impact of the events of September 11, 2001 on the Fund's investment environment and performance in our commentary for the calendar quarter ended September 30, 2001.) However, we believe that the Fed's aggressive easing will in due course bear fruit. Other grounds for optimism, looking out over the longer term, include the European Central Bank's 50-basis-point rate reduction since the end of the period, a recent decline in energy costs and tax cuts within the U.S. and Europe. Our efforts will remain focused on identifying companies we deem to be attractively valued, based on the health of their balance sheets and on their earnings prospects.

Sincerely yours,

Nancy Nierman
Portfolio Manager

Credit Suisse Asset Management, LLC(CSAM)

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES IN EUROPE, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN A MORE GEOGRAPHICALLY DIVERSIFIED EQUITY FUND.

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE
        WARBURG PINCUS EUROPEAN EQUITY(1,2) COMMON SHARES AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX (THE "MSCI EUROPE INDEX")(3)
         FROM INCEPTION (1/28/99) AND AT EACH QUARTER END. (UNAUDITED)

[CHART]

                 CREDIT SUISSE WARBURG PINCUS
                    EUROPEAN EQUITY FUND(1,2)   MSCI EUROPE INDEX(3)
                                      $10,000                $10,000
           1/99                        $9,950                 $9,938
           2/99                        $9,560                 $9,688
           3/99                        $9,570                 $9,796
           4/99                        $9,690                $10,091
           5/99                        $9,110                 $9,608
           6/99                        $9,440                 $9,773
           7/99                        $9,730                 $9,866
           8/99                        $9,790                 $9,968
           9/99                        $9,550                 $9,894
          10/99                        $9,820                $10,261
          11/99                       $11,040                $10,540
          12/99                       $12,755                $11,622
           1/00                       $12,172                $10,797
           2/00                       $12,935                $11,363
           3/00                       $12,754                $11,640
           4/00                       $12,132                $11,129
           5/00                       $11,981                $11,040
           6/00                       $12,423                $11,280
           7/00                       $12,072                $11,101
           8/00                       $12,002                $10,973
           9/00                       $11,610                $10,461
          10/00                       $11,228                $10,384
          11/00                       $10,757                 $9,985
          12/00                       $11,554                $10,676
           1/01                       $11,456                $10,693
           2/01                       $10,814                 $9,758
           3/01                       $10,000                 $9,025
           4/01                       $10,370                 $9,657
           5/01                       $10,098                 $9,165
           6/01                        $9,876                 $8,818
           7/01                        $9,901                 $8,850
           8/01                        $9,839                 $8,621

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/01
(COMMON SHARES)


        1 YEAR                             (18.08%)
        FROM INCEPTION (1/28/99)            (0.62%)


Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) Name changed from Warburg Pincus European Equity Fund effective March 26, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waiver and/or reimbursements may be discontinued at any time.

(3) The MSCI Europe Index is a market capitalization-weighted index of 15 European countries. The index is calculated on a total return basis with net dividends reinvested.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
PORTFOLIO MANAGER'S LETTER -- AUGUST 31, 2001

                                                                 October 2, 2001
Dear Shareholder:

We are writing to report on the results of the Credit Suisse Warburg Pincus Focus Fund(1,2) (the "Fund") for the fiscal year ended August 31, 2001. Please note that we will discuss the impact of the events of September 11, 2001 on the Fund's investment environment and performance in our letter for the calendar quarter ended September 30, 2001.

COMMON SHARES:
At August 31, 2001, the net asset value ("NAV") of the Fund's Common shares was $13.39, compared to an NAV of $19.13 on August 31, 2000. As a result, the Common shares' total return was -24.68%, assuming the reinvestment of dividends and distributions totaling $1.2854 per share. By comparison, the Standard & Poor's 500 Index(3) returned -24.39% during the same period.

INSTITUTIONAL SHARES:
At August 31, 2001, the NAV of the Fund's Institutional shares was $13.50, compared to an NAV of $19.25 on August 31, 2000. As a result, the Institutional shares' total return was -24.46%, assuming the reinvestment of dividends and distributions totaling $1.3107 per share. By comparison, the Standard & Poor's 500 Index(3) returned -24.39% during the same period.

The fact that the Fund performed in line with its S&P 500 benchmark reflects our "barbell" positioning of the portfolio, with high-growth names on one end and more defensive holdings on the other. The biggest positives were our allocations to the defensive consumer staples, capital goods and basic materials sectors.

- Consumer staples was the portfolio's single biggest sectoral exposure, both in absolute terms and as weighted relative to the S&P 500. We identified several opportunities in companies that offered what we deemed to be a promising mix of attractive valuations and fairly stable operating characteristics in a climate of decelerating macroeconomic growth. Additionally, many of these companies were restructuring in order to improve their operating margins.

    Fortunately for the Fund's overall return, several of our biggest holdings at August 31--Coca-Cola (approximately 4.6% of total portfolio assets), Clorox (approximately 3.9%), McDonald's (approximately 3.4%) and Philip Morris (approximately 2.5%)--were in this sector and significantly outperformed both the S&P 500 and the S&P 500's consumer staples subcomponent.

- We liked basic materials companies for similar reasons and overweighted them versus the benchmark accordingly.

- In capital goods, we reaped the twin benefits of effective stock selection and an underweight stance in an underperforming sector.

On the negative side, the least favorable results came from our positioning in technology, health care and telecommunications. Valuation concerns had led us to maintain below-benchmark exposure to technology for much of 2000, for example, but we increased our holdings in late 2000 and early 2001 as many tech stocks fell to levels that we felt reflected more realistic earnings expectations. Our timing in this regard proved somewhat premature, however. Tech's subsequent rally in the second quarter of 2001 helped the Fund considerably, but its weakness in July and August did not.

Stock selection was the culprit in health care and telecom. In both cases, a handful of poor-performing names negated the comparative strength of the rest of our holdings.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.


Sincerely yours,

D. Susan Everly, Director and Portfolio Manager

Credit Suisse Asset Management, LLC (CSAM)

THE FUND IS PERMITTED TO INVEST A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS. AS A RESULT, THE FUND MAY BE SUBJECT TO GREATER VOLATILITY WITH RESPECT TO ITS RESPECTIVE PORTFOLIO SECURITIES THAN A FUND MORE BROADLY DIVERSIFIED.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
       CREDIT SUISSE WARBURG PINCUS FOCUS FUND(1,2) COMMON SHARES AND THE
               S&P 500 INDEX(3) FROM INCEPTION (10/30/98) AND AT
                         EACH QUARTER END. (UNAUDITED)

[CHART]

            CREDIT SUISSE WARBURG PINCUS
            FOCUS FUND COMMON SHARES(1,2)      S&P 500 INDEX(3)
10/98       $10,000                            $10,000
11/98       $10,765                            $10,606
12/98       $11,220                            $11,217
1/99        $11,289                            $11,686
2/99        $11,056                            $11,323
3/99        $11,634                            $11,775
4/99        $12,437                            $12,231
5/99        $11,960                            $11,943
6/99        $12,744                            $12,605
7/99        $12,154                            $12,212
8/99        $12,618                            $12,151
9/99        $12,285                            $11,818
10/99       $12,928                            $12,566
11/99       $13,842                            $12,821
12/99       $14,290                            $13,575
1/00        $13,780                            $12,893
2/00        $14,308                            $12,650
3/00        $15,567                            $13,887
4/00        $15,779                            $13,470
5/00        $15,779                            $13,193
6/00        $16,104                            $13,518
7/00        $15,998                            $13,307
8/00        $16,834                            $14,133
9/00        $16,641                            $13,387
10/00       $16,809                            $13,331
11/00       $15,259                            $12,280
12/00       $15,074                            $12,340
1/01        $15,718                            $12,777
2/01        $14,146                            $11,612
3/01        $12,839                            $10,877
4/01        $13,815                            $11,722
5/01        $14,146                            $11,801
6/01        $13,890                            $11,513
7/01        $13,436                            $11,400
8/01        $12,678                            $10,686

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/01
(COMMON SHARES)

             1 YEAR                        (24.68%)
             3 YEARS                        15.37%
             FROM INCEPTION(10/30/98)        8.72%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) Name changed from Warburg Pincus Focus Fund effective March 26, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
           CREDIT SUISSE WARBURG PINCUS FOCUS FUND(1,2) INSTITUTIONAL
          SHARES AND THE S&P 500 INDEX(3) FROM INCEPTION (7/31/98) AND
                        AT EACH QUARTER END. (UNAUDITED)

[CHART]

                                              CREDIT SUISSE WARBURG PINCUS
                   S&P 500 INDEX(3)   FOCUS FUND INSTITUTIONAL SHARES(1,2)
                            $10,000                                $10,000
           8/98              $8,554                                 $8,780
           9/98              $9,102                                 $9,400
          10/98              $9,843                                $10,633
          11/98             $10,439                                $11,447
          12/98             $11,040                                $11,936
           1/99             $11,502                                $12,010
           2/99             $11,145                                $11,770
           3/99             $11,590                                $12,392
           4/99             $12,039                                $13,247
           5/99             $11,755                                $12,746
           6/99             $12,407                                $13,581
           7/99             $12,020                                $12,960
           8/99             $11,960                                $13,454
           9/99             $11,632                                $13,107
          10/99             $12,368                                $13,785
          11/99             $12,619                                $14,776
          12/99             $13,361                                $15,253
           1/00             $12,691                                $14,728
           2/00             $12,451                                $15,289
           3/00             $13,669                                $16,636
           4/00             $13,258                                $16,861
           5/00             $12,986                                $17,873
           6/00             $13,306                                $18,239
           7/00             $13,098                                $18,130
           8/00             $13,911                                $19,081
           9/00             $13,177                                $18,864
          10/00             $13,121                                $19,052
          11/00             $12,087                                $17,307
          12/00             $12,146                                $17,093
           1/01             $12,577                                $17,829
           2/01             $11,430                                $16,057
           3/01             $10,706                                $14,573
           4/01             $11,538                                $15,684
           5/01             $11,615                                $16,068
           6/01             $11,332                                $15,769
           7/01             $11,221                                $16,282
           8/01             $10,518                                $15,381

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/01
(COMMON SHARES)

              1 YEAR                          (24.46%)
              3 YEAR                           15.72%
              FROM INCEPTION (7/31/98)         10.47%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) Name changed from Warburg Pincus Focus Fund effective March 26, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 2001

                                                                 October 2, 2001
Dear Shareholders:

We are writing to report on the results of the Credit Suisse Warburg Pincus Municipal Bond Fund(1,2) (the "Fund") for the fiscal year ended August 31, 2001. Please note that we will discuss the impact of the events of September 11, 2001 on the Fund's investment environment and performance in our letter for the calendar quarter ended September 30, 2001.

COMMON SHARES:
At August 31, 2001, the net asset value ("NAV") of the Fund's Common shares was $15.30, compared to an NAV of $14.47 on August 31, 2000. As a result, the Common shares' total return was 10.24%, assuming the reinvestment of dividends totaling $0.6187 per share. By comparison, the Lehman Brothers Municipal Bond Index(3) returned 10.18% during the same period.

INSTITUTIONAL SHARES:
At August 31, 2001, the NAV of the Fund's Institutional shares was $15.30, compared to an NAV of $14.47 on August 31, 2000. As a result, the Institutional shares' total return was 10.53%, assuming the reinvestment of dividends totaling $0.6575 per share. By comparison, the Lehman Brothers Municipal Bond Index(3) returned 10.18% during the same period.

We attribute the Fund's slight outperformance of its Lehman Brothers benchmark during the fiscal year primarily to our opportunistic approach to bonds from so-called "specialty states" like California, New York, Florida and Puerto Rico, which proved especially beneficial early in 2001.

Buying of municipals--particularly from California and Puerto Rico--was vigorous at the time as a result of two key drivers. The first was the municipal market's "January/July effect" (i.e., in which investors reinvest the cash paid out to them in bond maturations and coupon payments, which are heaviest in January and
July); and the second was falling interest rates, which caused investors to buy bonds in anticipation that rates would fall even further.

We chose to take advantage of historically high valuations for specialty-state paper by selling into the rally. Although our re-entry into California bonds in mid-March turned out to be premature, our timing was better when we bought them again in July and sold them in August at more attractive prices.

Additional positives at different points in the fiscal year included:

- An overweight position (i.e., compared to the Lehman Brothers benchmark) in longer-term municipal revenue bonds in the third calendar quarter of 2000;

- Exposure to long-term deep-discount issues in the fourth calendar quarter of 2000; and

- Exposure to issues with strong call protection in the second calendar quarter of 2001.

The most negative contributions to the Fund's overall return came from our efforts to preserve portfolio income by emphasizing intermediate-maturity bonds, which underperformed shorter maturities as short-term interest rates fell, and our longstanding minimal allocation to issues of fairly low credit quality. The latter approach notably detracted from performance in the fiscal year's second half, when investors sought out such issues for their comparatively higher yields as rates continued to decline.

As developments occur in the municipal market that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,


Gregg M. Diliberto, Managing Director
Patrick A. Bittner, CFA, Vice President

CREDIT SUISSE ASSET MANAGEMENT, LLC (CSAM)

NOTE: A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO STATE AND CITY TAXES OR FEDERAL ALTERNATIVE MINIMUM TAX.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
      CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND(1,2) COMMON SHARES
         AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX(3) FROM INCEPTION
                (10/30/98) AND AT EACH QUARTER END. (UNAUDITED)


[CHART]

        CREDIT SUISSE WARBURG PINCUS                LEHMAN BROTHERS
        MUNICIPAL BOND FUND COMMON SHARES(1,2)      MUNICIPAL BOND INDEX(3)
10/98   $10,000                                     $10,000
11/98   $10,076                                     $10,030
12/98   $10,057                                     $10,061
1/99    $10,155                                     $10,215
2/99    $10,086                                     $10,124
3/99    $10,134                                     $10,118
4/99    $10,207                                     $10,145
5/99    $10,108                                     $10,074
6/99    $9,969                                      $9,887
7/99    $9,978                                      $9,953
8/99    $9,879                                      $9,916
9/99    $9,866                                      $9,950
10/99   $9,746                                      $9,880
11/99   $9,868                                      $9,988
12/99   $9,800                                      $9,936
1/00    $9,760                                      $9,895
2/00    $9,902                                      $9,973
3/00    $10,149                                     $10,167
4/00    $10,041                                     $10,116
5/00    $9,968                                      $10,056
6/00    $10,249                                     $10,329
7/00    $10,368                                     $10,472
8/00    $10,544                                     $10,631
9/00    $10,462                                     $10,585
10/00   $10,580                                     $10,694
11/00   $10,670                                     $10,752
12/00   $10,985                                     $10,999
1/01    $11,093                                     $11,195
2/01    $11,103                                     $11,200
3/01    $11,190                                     $11,259
4/01    $11,045                                     $11,122
5/01    $11,162                                     $11,242
6/01    $11,233                                     $11,321
7/01    $11,410                                     $11,438
8/01    $11,627                                     $11,633

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/01
(COMMON SHARES)

             1 YEAR                               10.24%
             FROM INCEPTION(10/30/98)              5.46%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) Name changed from Warburg Pincus Municipal Bond Fund effective March 26,
    2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waiver and/or reimbursements may be discontinued at any time.

(3) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers, Inc.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
   CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND(1,2) INSTITUTIONAL SHARES
         AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX(3) FROM INCEPTION
                (6/20/94), AND AT EACH QUARTER END. (UNAUDITED)

[CHART]

               CREDIT SUISSE WARBURG PINCUS MUNICIPAL     LEHMAN BROTHERS MUNICIPAL
                  BOND FUND INSTITUTIONAL SHARES(1,2)                 BOND INDEX(3)
                                              $10,000                       $10,000
        6/94                                   $9,913                        $9,957
        7/94                                  $10,040                       $10,124
        8/94                                  $10,040                       $10,164
        9/94                                   $9,977                       $10,027
       10/94                                   $9,849                        $9,880
       11/94                                   $9,648                        $9,694
       12/94                                   $9,817                        $9,868
        1/95                                  $10,099                       $10,123
        2/95                                  $10,351                       $10,410
        3/95                                  $10,470                       $10,551
        4/95                                  $10,498                       $10,563
        5/95                                  $10,847                       $10,898
        6/95                                  $10,716                       $10,830
        7/95                                  $10,772                       $10,990
        8/95                                  $10,886                       $11,139
        9/95                                  $10,808                       $11,211
       10/95                                  $10,986                       $11,340
       11/95                                  $11,193                       $11,492
       12/95                                  $11,280                       $11,562
        1/96                                  $11,290                       $11,679
        2/96                                  $11,180                       $11,631
        3/96                                  $10,986                       $11,487
        4/96                                  $10,877                       $11,447
        5/96                                  $10,902                       $11,415
        6/96                                  $10,998                       $11,523
        7/96                                  $11,120                       $11,634
        8/96                                  $11,097                       $11,634
        9/96                                  $11,284                       $11,754
       10/96                                  $11,398                       $11,902
       11/96                                  $11,605                       $12,142
       12/96                                  $11,649                       $12,088
        1/97                                  $11,690                       $12,135
        2/97                                  $11,821                       $12,249
        3/97                                  $11,622                       $12,085
        4/97                                  $11,731                       $12,174
        5/97                                  $11,925                       $12,347
        6/97                                  $12,072                       $12,510
        7/97                                  $12,452                       $12,862
        8/97                                  $12,311                       $12,737
        9/97                                  $12,466                       $12,899
       10/97                                  $12,550                       $12,967
       11/97                                  $12,603                       $13,027
       12/97                                  $12,655                       $13,233
        1/98                                  $12,787                       $13,379
        2/98                                  $12,794                       $13,379
        3/98                                  $12,818                       $13,369
        4/98                                  $12,794                       $13,296
        5/98                                  $12,954                       $13,522
        6/98                                  $12,993                       $13,572
        7/98                                  $13,037                       $13,594
        8/98                                  $13,131                       $13,830
        9/98                                  $13,287                       $14,035
       10/98                                  $13,250                       $14,042
       11/98                                  $13,352                       $14,083
       12/98                                  $13,328                       $14,128
        1/99                                  $13,467                       $14,344
        2/99                                  $13,377                       $14,215
        3/99                                  $13,453                       $14,208
        4/99                                  $13,544                       $14,245
        5/99                                  $13,415                       $14,146
        6/99                                  $13,233                       $13,883
        7/99                                  $13,247                       $13,976
        8/99                                  $13,128                       $13,924
        9/99                                  $13,104                       $13,971
       10/99                                  $12,947                       $13,873
       11/99                                  $13,113                       $14,024
       12/99                                  $13,022                       $13,951
        1/00                                  $12,964                       $13,895
        2/00                                  $13,154                       $14,004
        3/00                                  $13,496                       $14,276
        4/00                                  $13,354                       $14,204
        5/00                                  $13,260                       $14,120
        6/00                                  $13,636                       $14,504
        7/00                                  $13,798                       $14,704
        8/00                                  $14,034                       $14,928
        9/00                                  $13,918                       $14,864
       10/00                                  $14,079                       $15,016
       11/00                                  $14,198                       $15,097
       12/00                                  $14,631                       $15,444
        1/01                                  $14,778                       $15,720
        2/01                                  $14,796                       $15,726
        3/01                                  $14,925                       $15,810
        4/01                                  $14,734                       $15,616
        5/01                                  $14,893                       $15,786
        6/01                                  $14,990                       $15,896
        7/01                                  $15,230                       $16,060
        8/01                                  $15,511                       $16,334

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/01
(COMMON SHARES)

         1 YEAR                              10.53%
         3 YEAR                               5.75%
         5 YEAR                               6.91%
         FROM INCEPTION (6/20/94)             6.31%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) Name changed from Warburg Pincus Municipal Bond Fund effective March 26,
    2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waiver and/or reimbursements may be discontinued at any time.

(3) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers, Inc.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
August 31, 2001

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (98.9%)
AUSTRALIA (1.4%)
MEDIA (1.2%)
    News Corp., Ltd. ADR                                                      62,500  $  1,734,375
                                                                                      ------------
SOFTWARE (0.2%)
    Open Telecommunications, Ltd.(1)                                       7,980,161       340,005
                                                                                      ------------
TOTAL AUSTRALIA                                                                          2,074,380
                                                                                      ------------
BELGIUM (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telindus Group NV - Strip VVPR(1)                                            305             1
                                                                                      ------------
TOTAL BELGIUM                                                                                    1
                                                                                      ------------
BERMUDA (1.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.5%)
    Global Crossing, Ltd. ADR(1)                                             181,100       766,053
                                                                                      ------------
INDUSTRIAL CONGLOMERATES (1.2%)
    Tyco International, Ltd.                                                  35,300     1,833,835
                                                                                      ------------
TOTAL BERMUDA                                                                            2,599,888
                                                                                      ------------
BRAZIL (0.8%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.2%)
    Embratel Participacoes SA ADR                                             86,300       349,515
                                                                                      ------------
WIRELESS TELECOMMUNICATIONS SERVICES (0.6%)
    Tele Centro Oeste Celular Participacoes SA ADR                           145,100       885,110
                                                                                      ------------
TOTAL BRAZIL                                                                             1,234,625
                                                                                      ------------
CANADA (1.8%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.8%)
    AXXENT, Inc. Class B (1),(2)                                             580,000             0
    BCE, Inc.                                                                108,700     2,685,803
                                                                                      ------------
TOTAL CANADA                                                                             2,685,803
                                                                                      ------------
DENMARK (2.2%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.2%)
    TDC A/S                                                                   90,500     3,279,137
                                                                                      ------------
TOTAL DENMARK                                                                            3,279,137
                                                                                      ------------
FINLAND (1.1%)
COMMUNICATIONS EQUIPMENT (0.8%)
    Nokia Oyj ADR                                                             38,300       602,842
    Nokia Oyj Class A                                                         37,000       579,102
                                                                                      ------------
                                                                                         1,181,944
                                                                                      ------------
SOFTWARE (0.3%)
    Comptel Oyj                                                              128,200       400,603
                                                                                      ------------
TOTAL FINLAND                                                                            1,582,547
                                                                                      ------------

                See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
FRANCE (1.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.0%)
    Orange SA(1)                                                             227,100  $  1,524,507
                                                                                      ------------
TOTAL FRANCE                                                                             1,524,507
                                                                                      ------------
HONG KONG (0.6%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.6%)
    Asia Satellite Telecommunications Holdings, Ltd.                         589,033       857,165
                                                                                      ------------
TOTAL HONG KONG                                                                            857,165
                                                                                      ------------
ITALY (0.8%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    Olivetti SpA                                                             800,100     1,173,775
                                                                                      ------------
TOTAL ITALY                                                                              1,173,775
                                                                                      ------------
JAPAN (5.3%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.0%)
    Japan Telecom Co., Ltd.                                                      470     1,406,040
                                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
    TDK Corp.                                                                 34,500     1,797,465
                                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS (1.7%)
    Sega Corp.(1)                                                            153,900     2,508,939
                                                                                      ------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.4%)
    NTT DoCoMo, Inc.                                                             167     2,048,892
                                                                                      ------------
TOTAL JAPAN                                                                              7,761,336
                                                                                      ------------
MEXICO (2.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.4%)
    Telefonos de Mexico SA de CV ADR                                          97,400     3,551,204
                                                                                      ------------
TOTAL MEXICO                                                                             3,551,204
                                                                                      ------------
PORTUGAL (1.7%)
WIRELESS TELECOMMUNICATIONS SERVICES (1.7%)
    Telecel-Comunicacoes Pessoais SA(1)                                      394,100     2,520,270
                                                                                      ------------
TOTAL PORTUGAL                                                                           2,520,270
                                                                                      ------------
SOUTH KOREA (4.5%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.9%)
    Korea Telecom Corp. ADR                                                  131,400     2,731,806
                                                                                      ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.5%)
    Samsung Electronics Co.                                                   15,200     2,260,743
                                                                                      ------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.1%)
    SK Telecom Co., Ltd. ADR                                                  82,400     1,580,432
                                                                                      ------------
TOTAL SOUTH KOREA                                                                        6,572,981
                                                                                      ------------

                See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
SPAIN (1.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.7%)
    Telefonica SA(1)                                                          97,069  $  1,126,884
    Telefonica SA ADR(1)                                                      38,027     1,340,452
                                                                                      ------------
TOTAL SPAIN                                                                              2,467,336
                                                                                      ------------
SWEDEN (0.8%)
COMMUNICATIONS EQUIPMENT (0.8%)
    Telefonaktiebolaget LM Ericsson ADR                                      235,800     1,174,284
                                                                                      ------------
TOTAL SWEDEN                                                                             1,174,284
                                                                                      ------------
TAIWAN (1.5%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.5%)
    United Microelectronics Corp.(1)                                       1,969,950     2,270,681
                                                                                      ------------
TOTAL TAIWAN                                                                             2,270,681
                                                                                      ------------
UNITED KINGDOM (2.8%)
DIVERSIFIED FINANCIALS (0.4%)
    Insignia Solutions, Inc. ADR(1)                                          275,400       605,880
                                                                                      ------------
INTERNET SOFTWARE & SERVICES (0.3%)
    NDS Group PLC ADR(1)                                                      19,900       491,928
                                                                                      ------------
WIRELESS TELECOMMUNICATIONS SERVICES (2.1%)
    Vodafone Group PLC                                                     1,172,600     2,338,702
    Vodafone Group PLC ADR                                                    35,400       713,310
                                                                                      ------------
                                                                                         3,052,012
                                                                                      ------------
TOTAL UNITED KINGDOM                                                                     4,149,820
                                                                                      ------------
UNITED STATES (66.8%)
COMMERCIAL SERVICES & SUPPLIES (1.5%)
    Convergys Corp.(1)                                                        60,200     1,689,814
    eFunds Corp.(1)                                                           33,800       584,064
                                                                                      ------------
                                                                                         2,273,878
                                                                                      ------------
COMMUNICATIONS EQUIPMENT (6.2%)
    Cisco Systems, Inc.(1)                                                    51,200       836,096
    Harris Corp.                                                              70,400     2,064,832
    L-3 Communications Holdings, Inc.(1)                                      36,000     2,415,600
    Lucent Technologies, Inc.                                                102,100       696,322
    QUALCOMM, Inc.(1)                                                         29,200     1,718,420
    Turnstone Systems, Inc.(1)                                               372,900     1,342,440
                                                                                      ------------
                                                                                         9,073,710
                                                                                      ------------
COMPUTERS & PERIPHERALS (1.3%)
    Dell Computer Corp.(1)                                                    44,300       947,134
    Gateway, Inc.(1)                                                         107,100       960,687
                                                                                      ------------
                                                                                         1,907,821
                                                                                      ------------

                See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (15.0%)
    ALLTEL Corp.                                                              40,100  $  2,325,800
    AT&T Corp.                                                                39,100       744,464
    BellSouth Corp.                                                           84,600     3,155,580
    CenturyTel, Inc.                                                          55,400     1,941,770
    McLeodUSA, Inc. Class A(1)                                               247,700       309,625
    Qwest Communications International, Inc.                                  66,200     1,423,300
    SBC Communications, Inc.                                                  53,700     2,196,867
    Sprint Corp. (FON Group)                                                  70,000     1,633,800
    Time Warner Telecom, Inc. Class A(1)                                      69,600     1,435,152
    Verizon Communications, Inc.                                              49,400     2,470,000
    WorldCom, Inc. - WorldCom Group(1)                                       350,800     4,511,288
                                                                                      ------------
                                                                                        22,147,646
                                                                                      ------------
ELECTRICAL EQUIPMENT (2.0%)
    Comverse Technology, Inc.(1)                                              27,300       686,322
    SPX Corp.(1)                                                              19,500     2,266,875
                                                                                      ------------
                                                                                         2,953,197
                                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
    Sanmina Corp.(1)                                                         120,000     2,161,200
                                                                                      ------------
INDUSTRIAL CONGLOMERATES (1.7%)
    Minnesota Mining & Manufacturing Co.                                      23,300     2,425,530
                                                                                      ------------
INTERNET SOFTWARE & SERVICES (3.3%)
    AOL Time Warner, Inc.(1)                                                  81,408     3,040,589
    Openwave Systems, Inc.(1)                                                115,800     1,857,432
                                                                                      ------------
                                                                                         4,898,021
                                                                                      ------------
MEDIA (12.3%)
    Adelphia Communications Corp. Class A(1)                                  29,800       940,190
    Cablevision Systems Corp. Class A(1)                                      15,800       737,860
    Clear Channel Communications, Inc.(1)                                     63,100     3,172,037
    Comcast Corp. Special Class (1)                                           58,100     2,128,203
    Gemstar-TV Guide International, Inc.(1)                                   74,776     2,217,856
    Liberty Media Corp. Class (1)                                            433,200     6,584,640
    Viacom, Inc. Class B(1)                                                   55,400     2,348,960
                                                                                      ------------
                                                                                        18,129,746
                                                                                      ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.8%)
    Agere Systems, Inc. Class A(1)                                           299,900     1,529,490
    Intel Corp.                                                              125,600     3,511,776
    Texas Instruments, Inc.                                                   61,600     2,038,960
                                                                                      ------------
                                                                                         7,080,226
                                                                                      ------------
SOFTWARE (8.5%)
    Adobe Systems, Inc.                                                       40,900     1,374,649
    Electronic Arts, Inc.(1)                                                  27,300     1,575,483
    Microsoft Corp.(1)                                                        83,600     4,769,380
    Network Associates, Inc.(1)                                               91,000     1,442,350

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
SOFTWARE (cont'd)
    Oracle Corp.(1)                                                          112,300  $  1,371,183
    Siebel Systems, Inc.(1)                                                   30,800       665,280
    VERITAS Software Corp.(1)                                                 47,400     1,361,328
                                                                                      ------------
                                                                                        12,559,653
                                                                                      ------------
WIRELESS TELECOMMUNICATIONS SERVICES (8.7%)
    American Tower Corp. Class A                                              60,000       868,200
    AT&T Wireless Services, Inc.(1)                                           99,336     1,539,708
    Nextel Communications, Inc. Class A(1)                                    98,300     1,187,464
    Nextel Partners, Inc. Class A(1)                                         141,000     1,445,250
    Redback Networks, Inc.(1)                                                105,600       430,848
    Sprint Corp. (PCS Group)(1)                                              111,900     2,795,262
    United States Cellular Corp.(1)                                           25,200     1,304,100
    Western Wireless Corp. Class A(1)                                        103,100     3,188,883
                                                                                      ------------
                                                                                        12,759,715
                                                                                      ------------
TOTAL UNITED STATES                                                                     98,370,343
                                                                                      ------------

TOTAL COMMON STOCKS (Cost $217,663,468)                                                145,850,083
                                                                                      ------------

RIGHTS/WARRANTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd. Rts., expires March 2008(1)         1,599,978             0
UNITED KINGDOM (0.0%)
 DIVERSIFIED FINANCIALS (0.0%)
    Insignia Solutions, Inc. Wts., strike $6.00 expires November 2003(1)     137,700             0

TOTAL RIGHTS/WARRANTS (Cost $0)                                                                  0
                                                                                      ------------
                                                                              PAR
                                                                             (000)
                                                                            -------

SHORT-TERM INVESTMENT (2.6%)
    BBH Grand Cayman U.S. Dollar Time Deposit 2.740% 9/04/01
       (Cost $3,840,000)                                                      $3,840     3,840,000
                                                                                      ------------

TOTAL INVESTMENTS AT VALUE (101.5%) (Cost $221,503,4683)                               149,690,083

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)                                           (2,185,029)
                                                                                      ------------

NET ASSETS (100.0%)                                                                   $147,505,054
                                                                                      ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

(1) Non-income producing security.
(2) Company filed for bankruptcy 4/23/01.
(3) Cost for federal income tax purposes is $222,222,717.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
August 31, 2001

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (89.2%)
ISRAEL (0.7%)
PHARMACEUTICALS (0.7%)
    Teva Pharmaceutical Industries, Ltd. ADR                                   9,600  $    682,560
                                                                                      ------------
TOTAL ISRAEL                                                                               682,560
                                                                                      ------------
SWITZERLAND (1.3%)
PHARMACEUTICALS (1.3%)
    Serono SA                                                                  1,400     1,285,073
                                                                                      ------------
TOTAL SWITZERLAND                                                                        1,285,073
                                                                                      ------------
UNITED KINGDOM (3.0%)
PHARMACEUTICALS (3.0%)
    AstraZeneca PLC                                                           42,900     2,080,650
    Galen Holding PLC                                                         21,500       935,250
                                                                                      ------------
TOTAL UNITED KINGDOM                                                                     3,015,900
                                                                                      ------------
UNITED STATES (84.2%)
BIOTECHNOLOGY (24.9%)
    Affymetrix, Inc.(1)                                                       18,800       407,960
    Amgen, Inc.(1)                                                            11,900       765,170
    Applera Corp-Celera Genomics Group(1)                                     36,100       958,455
    Enzon, Inc.(1)                                                             6,400       408,576
    Genentech, Inc.(1)                                                        33,700     1,546,830
    Genzyme Corp.(1)                                                          53,500     3,030,240
    Gilead Sciences, Inc.(1)                                                  74,900     4,547,179
    IDEC Pharmaceuticals Corp.(1)                                            107,100     6,347,817
    Medarex, Inc.(1)                                                          59,400     1,129,788
    Medimmune, Inc.(1)                                                        44,200     1,774,630
    Millennium Pharmaceuticals, Inc.(1)                                       18,000       495,000
    QLT, Inc.(1)                                                              11,300       219,672
    Scios, Inc.(1)                                                            96,900     1,710,285
    Sepracor, Inc.(1)                                                         39,300     1,678,110
    Titan Pharmaceuticals, Inc.(1)                                            19,900       194,025
                                                                                      ------------
                                                                                        25,213,737
                                                                                      ------------
DIVERSIFIED FINANCIALS (1.4%)
    Express Scripts, Inc. Class A(1)                                          27,200     1,455,744
                                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
    Applera Corp. - Applied Biosystems Group                                  37,700       942,877
    Waters Corp.(1)                                                           25,400       841,502
                                                                                      ------------
                                                                                         1,784,379
                                                                                      ------------
HEALTHCARE EQUIPMENT & SUPPLIES (5.2%)
    Alliance Imaging, Inc.(1)                                                 70,600     1,016,640
    Baxter International, Inc.                                                32,000     1,651,200
    Curon Medical, Inc.(1)                                                    15,000        35,850
    Laboratory Corp. of America Holdings(1)                                   11,100       864,690
    Millipore Corp.                                                           26,400     1,675,080
                                                                                      ------------
                                                                                         5,243,460
                                                                                      ------------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
HEALTHCARE PROVIDERS & SERVICES (13.7%)
    Allergan, Inc.                                                            24,400  $  1,762,900
    Cardinal Health, Inc.                                                     30,900     2,253,846
    Community Health Care(1)                                                  71,700     2,240,625
    HCA - The Healthcare Co.                                                  50,400     2,305,296
    Health Management Associates, Inc. Class A(1)                            150,000     2,992,500
    LifePoint Hospitals, Inc.(1)                                              50,700     2,169,453
    Omnicell, Inc.(1)                                                         11,100       101,898
                                                                                      ------------
                                                                                        13,826,518
                                                                                      ------------
PHARMACEUTICALS (37.3%)
    Abbott Laboratories                                                        8,200       407,540
    Abgenix, Inc.(1)                                                          22,800       683,316
    Array BioPharma, Inc.(1)                                                  54,900       570,960
    Celgene Corp.(1)                                                          24,800       689,688
    Cubist Pharmaceuticals, Inc.(1)                                           15,900       658,101
    Dynacare, Inc.(1)                                                         90,000     1,217,700
    First Horizon Pharmaceutical(1)                                           43,200     1,559,088
    Forest Laboratories, Inc.(1)                                              24,800     1,810,648
    ImmunoGen, Inc.(1)                                                       124,000     1,683,920
    Inhale Therapeutic Systems, Inc.(1)                                       46,600       677,098
    Invitrogen Corp.(1)                                                       24,100     1,639,523
    IVAX Corp.(1)                                                             86,000     2,894,760
    Johnson & Johnson                                                         63,112     3,326,634
    King Pharmaceuticals, Inc.(1)                                             98,249     4,249,269
    Mylan Laboratories, Inc.                                                  88,600     2,922,914
    NPS Pharmaceuticals(1)                                                    14,800       497,576
    OSI Pharmaceuticals, Inc.(1)                                              17,000       720,800
    Pfizer, Inc.                                                             109,125     4,180,579
    Pharmacia Corp.                                                           47,397     1,876,921
    PRAECIS Pharmaceuticals, Inc.(1)                                          55,000       572,550
    Progenics Pharmaceuticals, Inc.(1)                                         9,200       165,048
    Seattle Genetics, Inc.(1)                                                 89,700       513,084
    Specialty Laboratories, Inc.(1)                                           14,000       442,400
    Unilab Corp.(1)                                                            1,300        33,995
    Watson Pharmaceuticals, Inc.(1)                                           37,100     2,081,310
    XOMA, Ltd.(1)                                                            139,800     1,602,108
                                                                                      ------------
                                                                                        37,677,530
                                                                                      ------------
TOTAL UNITED STATES                                                                     85,201,368
                                                                                      ------------

TOTAL COMMON STOCKS (Cost $75,364,600)                                                  90,184,901
                                                                                      ------------

                See Accompanying Notes to Financial Statements.

                                                                             PAR
                                                                            (000)         VALUE
                                                                           --------    ----------
SHORT-TERM INVESTMENT (9.3%)
    State Street Bank and Trust Co. Euro Time Deposit, 3.500%, 9/04/01
    (Cost $9,436,000)                                                       $9,436    $  9,436,000
                                                                                      ------------

TOTAL INVESTMENTS AT VALUE (98.5%) (Cost $84,800,6002)                                  99,620,901

OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)                                             1,479,695
                                                                                      ------------

NET ASSETS (100.0%)                                                                   $101,100,596
                                                                                      ============


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

(1) Non-income producing security.
(2) Cost for federal income tax purposes is $84,812,970.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND
SCHEDULE OF INVESTMENTS
August 31, 2001

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (86.9%)
BERMUDA (2.8%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.8%)
    Marvell Technology Group, Ltd.(1)                                          2,400  $     60,120
                                                                                      ------------
TOTAL BERMUDA                                                                               60,120
                                                                                      ------------
FINLAND (1.7%)
COMMUNICATIONS EQUIPMENT (1.7%)
    Nokia Oyj ADR                                                              2,300        36,202
                                                                                      ------------
TOTAL FINLAND                                                                               36,202
                                                                                      ------------
FRANCE (1.2%)
MEDIA (1.2%)
    Havas Advertising SA                                                       2,750        25,480
                                                                                      ------------
TOTAL FRANCE                                                                                25,480
                                                                                      ------------
ISRAEL (1.3%)
HEALTHCARE EQUIPMENT & SUPPLIES (1.3%)
    Card-Guard Scientific Survival, Ltd.(1)                                      793        28,983
                                                                                      ------------
TOTAL ISRAEL                                                                                28,983
                                                                                      ------------
JAPAN (16.7%)
COMMUNICATIONS EQUIPMENT (1.3%)
    Matsushita Communication Industrial Co., Ltd.                                800        27,697
                                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    TDK Corp.                                                                    400        20,840
                                                                                      ------------
HOUSEHOLD DURABLES (4.1%)
    BANDAI Co., Ltd.                                                           1,600        45,445
    Sharp Corp.                                                                4,000        42,622
                                                                                      ------------
                                                                                            88,067
                                                                                      ------------
INDUSTRIAL CONGLOMERATES (1.5%)
    Towa Corp.                                                                 3,200        31,596
                                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS (6.2%)
    Nintendo Co., Ltd.                                                           400        63,697
    Sega Corp.(1)                                                              4,400        71,731
                                                                                      ------------
                                                                                           135,428
                                                                                      ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
    Rohm Co., Ltd.                                                               200        22,033
                                                                                      ------------
SOFTWARE (1.6%)
    Konami Corp.                                                               1,100        34,664
                                                                                      ------------
TOTAL JAPAN                                                                                360,325
                                                                                      ------------
TAIWAN (2.5%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.5%)
    Taiwan Semiconductor Manufacturing Co., Ltd. ADR(1)                        4,200        54,516
                                                                                      ------------
TOTAL TAIWAN                                                                                54,516
                                                                                      ------------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
UNITED KINGDOM (0.9%)
IT CONSULTING & SERVICES (0.9%)
    CMG PLC                                                                    5,400  $     19,739
                                                                                      ------------
TOTAL UNITED KINGDOM                                                                        19,739
                                                                                      ------------
UNITED STATES (59.8%)
COMMUNICATIONS EQUIPMENT (11.2%)
    Cisco Systems, Inc.(1)                                                     1,500        24,495
    Harris Corp.                                                               1,100        32,263
    L-3 Communications Holdings, Inc.(1)                                         500        33,550
    QUALCOMM, Inc.(1)                                                          2,600       153,010
                                                                                      ------------
                                                                                           243,318
                                                                                      ------------
COMPUTERS & PERIPHERALS (5.9%)
    Brocade Communications Systems, Inc.(1)                                      800        19,240
    Dell Computer Corp.(1)                                                     2,300        49,174
    International Business Machines Corp.                                        600        60,000
                                                                                      ------------
                                                                                           128,414
                                                                                      ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    WorldCom, Inc. - WorldCom Group(1)                                         1,400        18,004
                                                                                      ------------
ELECTRICAL EQUIPMENT (2.0%)
    Comverse Technology, Inc.(1)                                               1,700        42,738
                                                                                      ------------
INTERNET SOFTWARE & SERVICES (4.9%)
    AOL Time Warner, Inc.(1)                                                   1,800        67,230
    Openwave Systems, Inc.(1)                                                  2,400        38,496
                                                                                      ------------
                                                                                           105,726
                                                                                      ------------
IT CONSULTING & SERVICES (0.9%)
    VeriSign, Inc.(1)                                                            500        20,525
                                                                                      ------------
MACHINERY (1.9%)
    Kulicke & Soffa Industries, Inc.(1)                                        2,900        41,789
                                                                                      ------------
MEDIA (9.7%)
    Adelphia Communications Corp. Class A(1)                                   1,000        31,550
    Comcast Corp. Special Class A(1)                                           2,400        87,912
    Gemstar-TV Guide International, Inc.(1)                                    1,000        29,660
    Liberty Media Corp. Series A(1)                                            4,000        60,800
                                                                                      ------------
                                                                                           209,922
                                                                                      ------------
MISCELLANEOUS (1.7%)
    Nasdaq-100 Shares(1)                                                       1,000        36,630
                                                                                      ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.8%)
    Agere Systems, Inc. Class A(1)                                             4,500        22,950
    Intel Corp.                                                                3,100        86,676
    Novellus Systems, Inc.(1)                                                    600        26,586

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (cont'd)
    RF Micro Devices, Inc.(1)                                                  2,100  $     53,466
    Teradyne, Inc.(1)                                                            700        22,946
                                                                                      ------------
                                                                                           212,624
                                                                                      ------------
SOFTWARE (11.0%)
    Microsoft Corp.(1)                                                         2,000       114,100
    Oracle Corp.(1)                                                            2,700        32,967
    Peregrine Systems, Inc.(1)                                                 2,400        62,832
    VERITAS Software Corp.(1)                                                  1,000        28,720
                                                                                      ------------
                                                                                           238,619
                                                                                      ------------
TOTAL UNITED STATES                                                                      1,298,309
                                                                                      ------------

TOTAL COMMON STOCKS (Cost $2,537,554)                                                    1,883,674
                                                                                      ------------
                                                                              PAR
                                                                             (000)
                                                                            --------

SHORT-TERM INVESTMENT (13.3%)
    State Street Bank and Trust Co. Euro Time Deposit, 3.500%, 9/04/01
       (Cost $288,000)                                                       $288          288,000
                                                                                      ------------

TOTAL INVESTMENTS AT VALUE (100.2%) (Cost $2,825,5542)                                   2,171,674

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                               (5,312)
                                                                                      ------------

NET ASSETS (100.0%)                                                                   $  2,166,362
                                                                                      ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

(1) Non-income producing security.
(2) Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS
August 31, 2001

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (97.2%)
AUSTRALIA (2.2%)
BANKS (1.2%)
    National Australia Bank, Ltd.                                              1,280  $     22,353
                                                                                      ------------
INSURANCE (1.0%)
    AMP, Ltd.                                                                  1,800        18,628
                                                                                      ------------
TOTAL AUSTRALIA                                                                             40,981
                                                                                      ------------
BELGIUM (1.1%)
BANKS (1.1%)
    Dexia                                                                      1,300        20,642
                                                                                      ------------
TOTAL BELGIUM                                                                               20,642
                                                                                      ------------
BERMUDA (1.5%)
INSURANCE (1.5%)
    RenaissanceRe Holdings, Ltd. ADR                                             400        28,540
                                                                                      ------------
TOTAL BERMUDA                                                                               28,540
                                                                                      ------------
CANADA (2.2%)
BANKS (2.2%)
    Royal Bank of Canada                                                       1,300        41,606
                                                                                      ------------
TOTAL CANADA                                                                                41,606
                                                                                      ------------
FRANCE (3.7%)
BANKS (2.7%)
    BNP Paribas SA                                                               558        51,195
                                                                                      ------------
INSURANCE (1.0%)
    AXA                                                                          716        19,545
                                                                                      ------------
TOTAL FRANCE                                                                                70,740
                                                                                      ------------
GERMANY (3.3%)
INSURANCE (3.3%)
    Muenchener Rueckversicherungs-Gesellschaft AG                                220        63,071
                                                                                      ------------
TOTAL GERMANY                                                                               63,071
                                                                                      ------------
IRELAND (1.5%)
BANKS (1.5%)
    Allied Irish Banks PLC                                                     2,525        28,441
                                                                                      ------------
TOTAL IRELAND                                                                               28,441
                                                                                      ------------
ITALY (2.3%)
INSURANCE (2.3%)
    Riunione Adriatica di Sicurta SpA                                          3,274        44,313
                                                                                      ------------
TOTAL ITALY                                                                                 44,313
                                                                                      ------------
JAPAN (14.1%)
BANKS (12.3%)
    Mitsubishi Tokyo Financial Group, Inc.                                         9        76,386
    Mizuho Holdings, Inc.                                                         15        62,016

                See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
JAPAN (CONT'D)
    UFJ Holdings, Inc.                                                            19  $     96,596
                                                                                      ------------
                                                                                           234,998
                                                                                      ------------
DIVERSIFIED FINANCIALS (1.8%)
    Nomura Securities Co., Ltd.                                                2,000        33,949
                                                                                      ------------
TOTAL JAPAN                                                                                268,947
                                                                                      ------------
MEXICO (0.9%)
BANKS (0.9%)
    Grupo Financiero BBVA Bancomer SA de CV Class O                           21,600        18,162
                                                                                      ------------
TOTAL MEXICO                                                                                18,162
                                                                                      ------------
NETHERLANDS (1.6%)
BANKS (1.6%)
    ABN AMRO Holding NV                                                        1,647        30,311
                                                                                      ------------
TOTAL NETHERLANDS                                                                           30,311
                                                                                      ------------
SWEDEN (1.5%)
BANKS (1.5%)
    Nordea AB                                                                  4,887        29,699
                                                                                      ------------
TOTAL SWEDEN                                                                                29,699
                                                                                      ------------
SWITZERLAND (4.0%)
BANKS (4.0%)
    UBS AG                                                                     1,569        76,522
                                                                                      ------------
TOTAL SWITZERLAND                                                                           76,522
                                                                                      ------------
UNITED KINGDOM (5.7%)
BANKS (4.1%)
    HSBC Holdings PLC                                                          2,320        26,989
    Royal Bank of Scotland Group PLC                                           2,096        52,293
                                                                                      ------------
                                                                                            79,282
                                                                                      ------------
INSURANCE (1.6%)
    Friends Provident PLC(1)                                                   8,488        31,365
                                                                                      ------------
TOTAL UNITED KINGDOM                                                                       110,647
                                                                                      ------------
UNITED STATES (51.6%)
BANKS (20.7%)
    Bank of America Corp.                                                      1,700       104,550
    FleetBoston Financial Corp.                                                2,000        73,660
    J.P. Morgan Chase & Co.                                                    1,810        71,314
    PNC Financial Services Group                                               1,100        73,249
    Wells Fargo & Co.                                                          1,600        73,616
                                                                                      ------------
                                                                                           396,389
                                                                                      ------------

                See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
DIVERSIFIED FINANCIALS (14.4%)
    Citigroup, Inc.                                                            2,700  $    123,525
    Freddie Mac                                                                1,000        62,880
    Merrill Lynch & Co., Inc.                                                    900        46,440
    Stilwell Financial, Inc.                                                   1,500        42,900
                                                                                      ------------
                                                                                           275,745
                                                                                      ------------
INDUSTRIAL CONGLOMERATES (2.6%)
    General Electric Co.                                                       1,200        49,176
                                                                                      ------------
INSURANCE (13.9%)
    AFLAC, Inc.                                                                1,700        46,784
    American International Group, Inc.                                         1,400       109,480
    Hartford Financial Services, Inc.                                            600        38,880
    MBIA, Inc.                                                                   800        43,208
    Old Republic International Corp.                                           1,000        26,850
                                                                                      ------------
                                                                                           265,202
                                                                                      ------------
TOTAL UNITED STATES                                                                        986,512
                                                                                      ------------

TOTAL COMMON STOCKS (Cost $1,996,274)                                                    1,859,134
                                                                                      ------------

                                                                              PAR
                                                                             (000)
                                                                            -------
SHORT-TERM INVESTMENT (1.0%)
    BBH Grand Cayman U.S. Dollar Time Deposit 2.740% 9/04/01 (Cost $19,524)     $19         19,524
                                                                                      ------------

TOTAL INVESTMENTS AT VALUE (98.2%) (Cost $2,015,7982)                                    1,878,658

OTHER ASSETS IN EXCESS OF LIABILITIES (1.8%)                                                34,810
                                                                                      ------------

NET ASSETS (100.0%)                                                                   $  1,913,468
                                                                                      ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

(1)  Non-income producing security.
(2)  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS
August 31, 2001

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (88.6%)
DENMARK (5.2%)
COMMERCIAL SERVICES & SUPPLIES (2.7%)
    ISS AS                                                                     9,490  $    529,099
                                                                                      ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.5%)
    TDC A/S                                                                   13,200       478,283
                                                                                      ------------
TOTAL DENMARK                                                                            1,007,382
                                                                                      ------------
FINLAND (1.8%)
INSURANCE (1.8%)
  Sampo Oyj                                                                   40,800       350,235
                                                                                      ------------
TOTAL FINLAND                                                                              350,235
                                                                                      ------------
FRANCE (17.1%)
BANKS (2.1%)
    BNP Paribas SA                                                             4,484       411,391
                                                                                      ------------
CONSTRUCTION & ENGINEERING (1.1%)
    Vinci                                                                      3,220       204,164
                                                                                      ------------
ELECTRICAL EQUIPMENT (2.0%)
    Alstom                                                                    14,429       392,424
                                                                                      ------------
HOTELS RESTAURANTS & LEISURE (2.2%)
    Elior                                                                     37,100       426,317
                                                                                      ------------
MEDIA (5.7%)
    Havas Advertising SA                                                      36,425       337,495
    Lagardere Groupe SCA                                                       6,371       303,833
    Vivendi Universal SA                                                       8,475       463,451
                                                                                      ------------
                                                                                         1,104,779
                                                                                      ------------
METALS & MINING (2.4%)
    Pechiney SA Class A                                                        9,218       454,679
                                                                                      ------------
OIL & GAS (1.6%)
    TotalFinaElf SA                                                            2,100       310,366
                                                                                      ------------
TOTAL FRANCE                                                                             3,304,120
                                                                                      ------------
GERMANY (5.9%)
INSURANCE (3.8%)
    Marschollek, Lautenschlaeger und Partner AG                                3,024       195,006
    Muenchener Rueckversicherungs-Gesellschaft AG                              1,867       535,241
                                                                                      ------------
                                                                                           730,247
                                                                                      ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.1%)
    Infineon Technologies AG                                                  17,400       406,842
                                                                                      ------------
TOTAL GERMANY                                                                            1,137,089
                                                                                      ------------

IRELAND (2.7%)
PAPER & FOREST PRODUCTS (2.7%)
    Jefferson Smurfit Group PLC                                              233,200       518,994
                                                                                      ------------
TOTAL IRELAND                                                                              518,994
                                                                                      ------------

                See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
ISRAEL (1.3%)
HEALTHCARE EQUIPMENT & SUPPLIES (1.3%)
    Card-Guard Scientific Survival, Ltd.(1)                                    6,770  $    247,434
                                                                                      ------------
TOTAL ISRAEL                                                                               247,434
                                                                                      ------------
ITALY (5.3%)
INSURANCE (2.7%)
    Riunione Adriatica di Sicurta SpA                                         37,880       512,701
                                                                                      ------------
TRANSPORTATION INFRASTRUCTURE (2.6%)
    Concessioni e Costruzioni Autostrade SpA                                  72,151       504,662
                                                                                      ------------
TOTAL ITALY                                                                              1,017,363
                                                                                      ------------
NETHERLANDS (9.5%)
BANKS (2.1%)
    ABN AMRO Holding NV                                                       21,925       403,503
                                                                                      ------------
FOOD & DRUG RETAILING (3.2%)
    Koninklijke Ahold NV(2)                                                   20,850       622,360
                                                                                      ------------
HOUSEHOLD DURABLES (3.1%)
    Koninklijke (Royal) Philips Electronics NV                                22,154       597,288
                                                                                      ------------
MACHINERY (1.1%)
    IHC Caland NV                                                              4,100       205,585
                                                                                      ------------
TOTAL NETHERLANDS                                                                        1,828,736
                                                                                      ------------
NORWAY (2.6%)
BANKS (2.6%)
    Den Norske Bank ASA                                                      100,570       496,820
                                                                                      ------------
TOTAL NORWAY                                                                               496,820
                                                                                      ------------
SPAIN (4.4%)
AIRLINES (2.1%)
    Amadeus Global Travel Distribution SA(1)                                  53,200       407,870
                                                                                      ------------
ELECTRIC UTILITIES (2.3%)
    Union Electrica Fenosa SA                                                 23,900       446,147
                                                                                      ------------
TOTAL SPAIN                                                                                854,017
                                                                                      ------------
SWEDEN (6.5%)
AUTO COMPONENTS (3.1%)
    Autoliv, Inc.                                                             30,100       596,292
                                                                                      ------------
BANKS (2.4%)
    Nordea AB                                                                 74,550       453,047
                                                                                      ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.0%)
    Eniro AB                                                                  25,080       187,217
                                                                                      ------------
TOTAL SWEDEN                                                                             1,236,556
                                                                                      ------------
SWITZERLAND (4.5%)
BANKS (2.6%)
    UBS AG                                                                    10,390       506,735
                                                                                      ------------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
COMPUTERS & PERIPHERALS (1.9%)
    Logitech International SA(1)                                              12,930  $    358,304
                                                                                      ------------
TOTAL SWITZERLAND                                                                          865,039
                                                                                      ------------
UNITED KINGDOM (21.8%)
AEROSPACE & DEFENSE (2.6%)
    BAE Systems PLC                                                          106,705       510,765
                                                                                      ------------
BANKS (3.7%)
    Lloyds TSB Group PLC                                                      38,094       392,593
    Royal Bank of Scotland Group PLC                                          12,530       312,609
                                                                                      ------------
                                                                                           705,202
                                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
    Firstgroup PLC                                                            67,800       352,075
                                                                                      ------------
GAS UTILITIES (2.3%)
    BG Group PLC                                                             108,900       451,769
                                                                                      ------------
INSURANCE (1.9%)
    Friends Provident PLC(1)                                                  98,000       362,128
                                                                                      ------------
MEDIA (1.8%)
    Incepta Group PLC                                                        463,000       355,942
                                                                                      ------------
PHARMACEUTICALS (5.6%)
    AstraZeneca Group PLC                                                      8,031       387,565
    GlaxoSmithKline PLC                                                       26,234       695,605
                                                                                      ------------
                                                                                         1,083,170
                                                                                      ------------
WIRELESS TELECOMMUNICATIONS SERVICES (2.1%)
    Vodafone Group PLC                                                       204,226       407,320
                                                                                      ------------
TOTAL UNITED KINGDOM                                                                     4,228,371
                                                                                      ------------

TOTAL COMMON STOCK (Cost $17,375,275)                                                   17,092,156
                                                                                      ------------

                                                                              PAR
                                                                             (000)
                                                                            -------
SHORT-TERM INVESTMENT (3.0%)
    State Street Bank and Trust Co. Euro Time Deposit, 3.500%, 9/04/01
       (Cost $588,000)                                                        $588         588,000
                                                                                      ------------

TOTAL INVESTMENTS AT VALUE (91.6%) (Cost $17,963,2753)                                  17,680,156

OTHER ASSETS IN EXCESS OF LIABILITIES (8.4%)                                             1,618,382
                                                                                      ------------

NET ASSETS (100.0%)                                                                   $ 19,298,538
                                                                                      ============

(1) Non-income producing security.
(2) Security or portion thereof is out on loan.
(3) Cost for federal income tax purposes is $18,363,761.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS
August 31, 2001

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (98.0%)
BANKS (6.9%)
    Bank of America Corp.                                                      4,900  $    301,350
    Citigroup, Inc.                                                            3,400       155,550
    FleetBoston Financial Corp.                                                7,400       272,542
    PNC Financial Services Group                                               3,200       213,088
    Wells Fargo & Co.                                                          3,100       142,631
                                                                                      ------------
                                                                                         1,085,161
                                                                                      ------------
CHEMICALS (5.2%)
    Du Pont (E.I.) de Nemours & Co.                                           16,300       667,811
    PPG Industries, Inc.                                                       2,900       156,948
                                                                                      ------------
                                                                                           824,759
                                                                                      ------------
COMPUTER HARDWARE & BUSINESS MACHINES (5.9%)
    Cisco Systems, Inc.(1)                                                    12,800       209,024
    Compaq Computer Corp.                                                     28,800       355,680
    EMC Corp.(1)                                                               2,800        43,288
    Gateway, Inc.(1)                                                          35,400       317,538
                                                                                      ------------
                                                                                           925,530
                                                                                      ------------
COMPUTER SOFTWARE (5.9%)
    i2 Technologies, Inc.(1)                                                   7,400        49,284
    Microsoft Corp.(1)                                                         8,500       484,925
    VERITAS Software Corp.(1)                                                 14,000       402,080
                                                                                      ------------
                                                                                           936,289
                                                                                      ------------
DEFENSE/AEROSPACE (1.0%)
    Lockheed Martin Corp.                                                      4,100       163,426
                                                                                      ------------
DEPARTMENT STORES (0.9%)
    Wal-Mart Stores, Inc.                                                      3,000       144,150
                                                                                      ------------
DRUGS (10.2%)
    Gilead Sciences, Inc.(1)                                                   3,900       236,769
    Lilly (Eli) & Co.                                                          4,900       380,387
    Pfizer, Inc.                                                              15,500       593,805
    Pharmacia Corp.                                                           10,000       396,000
                                                                                      ------------
                                                                                         1,606,961
                                                                                      ------------
ELECTRONIC EQUIPMENT (1.4%)
    Motorola, Inc.                                                            13,000       226,200
                                                                                      ------------
ENERGY RESERVES & PRODUCTION (4.7%)
    Enron Corp.                                                                4,400       153,956
    Exxon Mobil Corp.                                                         14,700       590,205
                                                                                      ------------
                                                                                           744,161
                                                                                      ------------
ENTERTAINMENT (2.6%)
    Viacom, Inc. Class B(1)                                                    9,700       411,280
                                                                                      ------------
FINANCIAL SERVICES (6.8%)
    Cendant Corp.(1)                                                          17,200       328,004
    Freddie Mac                                                                3,100       194,928

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
FINANCIAL SERVICES (cont'd)
    General Electric Co.                                                      13,500  $    553,230
                                                                                      ------------
                                                                                         1,076,162
                                                                                      ------------
FOOD & BEVERAGE (6.3%)
    Coca-Cola Co.                                                             14,900       725,183
    Wrigley (Wm.) Jr. Co.                                                      5,200       260,728
                                                                                      ------------
                                                                                           985,911
                                                                                      ------------
HOME PRODUCTS (5.0%)
    Clorox Co.                                                                16,400       610,900
    Gillette Co.                                                               5,900       180,835
                                                                                      ------------
                                                                                           791,735
                                                                                      ------------
INDUSTRIAL PARTS (1.0%)
    Illinois Tool Works, Inc.                                                  2,500       156,317
                                                                                      ------------
INFORMATION SERVICE (3.9%)
    AOL Time Warner, Inc.(1)                                                  13,100       489,285
    Ceridian Corp.(1)                                                          6,400       124,480
                                                                                      ------------
                                                                                           613,765
                                                                                      ------------
MEDICAL PRODUCTS & SUPPLIES (4.1%)
    Guidant Corp.                                                              6,400       231,168
    Medtronic, Inc.                                                            9,000       409,860
                                                                                      ------------
                                                                                           641,028
                                                                                      ------------
OIL REFINING (3.9%)
    Conoco, Inc. Class B                                                      20,800       616,096
                                                                                      ------------
PROPERTY & CASUALTY INSURANCE (2.9%)
    American International Group, Inc.                                         5,800       453,560
                                                                                      ------------
RESTAURANTS (3.4%)
    McDonald's Corp.                                                          17,900       537,537
                                                                                      ------------
SECURITIES & ASSET MANAGEMENT (0.9%)
    Morgan Stanley, Dean Witter & Co.                                          2,600       138,710
                                                                                      ------------
SEMICONDUCTOR (5.5%)
    Intel Corp.                                                               14,200       397,032
    Texas Instruments, Inc.                                                    7,200       238,320
    Xilinx, Inc.(1)                                                            6,100       238,144
                                                                                      ------------
                                                                                           873,496
                                                                                      ------------
TELEPHONE (7.1%)
    SBC Communications, Inc.                                                  15,700       642,287
    Sprint Corp. (FON Group)                                                  19,300       450,462
    XO Communications, Inc. Class A(1,2)                                      23,200        26,448
                                                                                      ------------
                                                                                         1,119,197
                                                                                      ------------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES         VALUE
                                                                           ----------       -----
COMMON STOCKS (CONT'D)
TOBACCO (2.5%)
    Philip Morris Companies, Inc.                                              8,400  $    398,160
                                                                                      ------------

TOTAL COMMON STOCKS (Cost $16,456,514)                                                  15,469,591
                                                                                      ------------


                                                                              PAR
                                                                             (000)
                                                                            ------

SHORT-TERM INVESTMENT (3.1%)
    State Street Bank and Trust Co. Euro Time Deposit, 3.500%, 9/04/01
       (Cost $485,000)                                                        $485         485,000
                                                                                      ------------

TOTAL INVESTMENTS (101.1%) (Cost $16,941,5143)                                          15,954,591

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.1%)                                             (178,581)
                                                                                      ------------

NET ASSETS (100.0%)                                                                    $15,776,010
                                                                                      ============

(1) Non-income producing security.
(2) Security or portion thereof is out on loan.
(3) Cost for federal income tax purposes is $17,722,919.See

                   Accompanying Notes to Financial Statement.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
August 31, 2001

         PAR                                                             RATINGS
        (000)                                                         (S&P/MOODY'S)        MATURITY       RATE%       VALUE
        -----                                                         -------------        --------       -----       -----
MUNICIPAL BONDS (98.0%)
ALASKA (5.4%)
          $1,170   Anchorage, AK, General Obligation, Series B          (AAA , Aaa)         07/01/13       5.500    $  1,285,350
                                                                                                                    ------------
CALIFORNIA (8.0%)
           1,000   California State Public Works Board Lease,
                   Department of Corrections, Revenue Bonds,
                   Series B                                             (A , A1)            01/01/12       5.250       1,094,150
             670   California State, General Obligation                 (A+ , Aa3)          09/11/11       6.300         792,804
                                                                                                                    ------------
TOTAL CALIFORNIA (Cost $1,818,843)                                                                                     1,886,954
                                                                                                                    ------------
COLORADO (6.1%)
             700   Colorado Health Facilities Authority Revenue,
                   Catholic Health Initiatives, Series A                (AA- , Aa3)         12/01/07       5.500         754,999
             595   Colorado Springs, CO, Utility Revenue Bonds          (AAA , Aaa)         11/15/17       5.875         676,723
                                                                                                                    ------------
TOTAL COLORADO (Cost $1,307,182)                                                                                       1,431,722
                                                                                                                    ------------
FLORIDA (6.9%)
           1,000   Florida Intergovernmental Finance, Community
                   Capital, Revenue Bonds, Series A                     (NR , Aa2)          05/01/11       5.000       1,066,990
             530   Tallahassee, FL, Electric Revenue Bonds              (AAA , Aaa)         10/01/06       6.100         567,990
                                                                                                                    ------------
TOTAL FLORIDA (Cost  $1,561,706)                                                                                       1,634,980
                                                                                                                    ------------
ILLINOIS (8.1%)
             200   Chicago, IL, General Obligation, Series 1993         (AAA , Aaa)         01/01/18       5.250         203,928
           1,000   Chicago, IL, Metro Water Reclamation District
                   Greater Chicago, Capital Improvement Bonds,
                   General Obligation                                   (AA+ , Aa)          01/01/11       7.000       1,205,100
             200   Cook County, Il, General Obligation, Series B        (AAA , Aaa)         11/15/10       5.400         209,560
             300   Illinois Development Finance Authority,
                   Adventist Health Systems, Sunbelt Obligation,
                   Revenue Bonds                                        (A- , Baa1)         11/15/24       5.650         301,356
                                                                                                                    ------------
TOTAL ILLINOIS (Cost $1,812,565)                                                                                       1,919,944
                                                                                                                    ------------
LOUISIANA (3.1%)
             635   New Orleans, LA, Home Mortgage Authority,
                   Special Obligation Bonds                             (NR , Aaa)          01/15/11       6.250         735,997
                                                                                                                    ------------
MAINE (4.4%)
           1,000   Maine Municipal Board Bank, Revenue
                   Bonds, Series B                                      (AAA , Aa2)         11/01/21       5.500       1,051,560
                                                                                                                    ------------
MARYLAND (4.4%)
             850   Maryland State Transportation Authority,
                   Project Revenue Bonds                                (AAA , Aaa)         07/01/16       6.800       1,029,308
                                                                                                                    ------------
MASSACHUSETTS (0.1%)
              20   Massachusetts State, Water Resources
                   Authority, Series A                                  (AA , Aa3)          07/15/19       6.500          24,372
                                                                                                                    ------------
MINNESOTA (5.8%)
           1,310   Minnesota Public Facilities Authority, Water
                   Pollution, Series A                                  (AAA , Aaa)         03/01/16       5.250       1,370,155
                                                                                                                    ------------

                See Accompanying Notes to Financial Statements.


         PAR                                                             RATINGS
        (000)                                                         (S&P/MOODY'S)        MATURITY       RATE%       VALUE
        -----                                                         -------------        --------       -----       -----
MUNICIPAL BONDS (CONT'D)
NEW JERSEY (1.9%)
         $   440   New Jersey Health Care Facilities, Financing
                   Authority, Trinitas Hospital Obligation Group,
                   Revenue Bonds                                        (BBB- , Baa3)       07/01/04       6.500    $   458,880
                                                                                                                    -----------
NEW YORK (17.6%)
           1,000   New York City, General Obligation, Series G          (A , A2)            02/01/08       5.750      1,095,310
           1,000   New York City Transitional Finance Authority,
                   Revenue Bonds, Series C, Future Tax Secured          (AA+ , Aa2)         02/01/11       5.500      1,119,050
              40   New York State Dormitory Authority, Revenue
                   Bonds (Judicial Facilities Lease)                    (AAA , Aaa)         07/01/16       7.375         49,335
             360   New York State Power Authority, General
                   Purpose Revenue Bonds                                (AAA , Aaa)         01/01/10       7.000        444,089
             580   Suffolk County, New York, Water Authority
                   Waterworks, Revenue Bonds, Series V                  (AAA , NR)          06/01/12       6.750        697,050
             730   Triborough Bridge & Tunnel Authority,
                   New York, General Purpose Bonds, Series A            (A+ , Aa3)          01/01/20       5.200        741,505
                                                                                                                    -----------
TOTAL NEW YORK (Cost $3,812,884)                                                                                      4,146,339
                                                                                                                    -----------
OHIO (4.7%)
           1,000   Ohio State Building Authority, State Facilities,
                   Adult Correction, Series A                           (AAA , Aaa)         10/01/12       5.500      1,103,230
                                                                                                                    -----------
SOUTH DAKOTA (0.6%)
             115   Heartland Consumers Power District, SD,
                   Electric Revenue Bonds                               (AAA , Aaa)         01/01/16       6.375        132,037
                                                                                                                    -----------
TEXAS (15.2%)
           1,000   Austin, TX, Water & Wastewater System
                   Revenue, Series B                                    (AAA , Aaa)         05/15/15       5.750      1,101,370
             250   Cypress - Fairbanks, TX, Independent School
                   District, General Obligation                         (AAA , Aaa)         02/15/16       6.000        276,273
           1,000   Deer Park, TX, Independent School District,
                   General Obligation                                   (AAA , Aaa)         02/15/14       5.000      1,034,770
              95   Houston, TX, Sewer Systems, Revenue Bonds            (NR , Aaa)          10/01/08       6.375        105,277
               5   San Antonio, TX, Electric & Gas, Revenue
                   Bonds, Prerefunded                                   (AA , Aa1)          02/01/12       5.000          5,338
             995   San Antonio, TX, Electric & Gas, Revenue
                   Bonds, Unrefunded Balance                            (AA , Aa1)          02/01/12       5.000      1,061,496
                                                                                                                    -----------
TOTAL TEXAS (Cost $3,424,219)                                                                                         3,584,524
                                                                                                                    -----------
VIRGINIA (5.7%)
             500   Fairfax County, VA, Public Improvement,
                   General Obligation, Series A                         (AAA , Aaa)         06/01/08       5.500        554,770
             630   Fairfax County, VA, Redevelopment & Housing
                   Authority, Revenue Bonds (Island Walk Project)       (AAA , NR)          04/01/19       7.100        792,849
                                                                                                                    -----------
TOTAL VIRGINIA (Cost $1,222,927)                                                                                      1,347,619
                                                                                                                    -----------
TOTAL MUNICIPAL BONDS (Cost $21,754,249)                                                                             23,142,971
                                                                                                                    -----------

                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR
                                                                                                        (000)            VALUE
                                                                                                       -------           -----
SHORT-TERM INVESTMENT (0.4%)
      State Street Bank and Trust Co. Euro Time Deposit, 3.500%, 9/04/01
          (Cost $102,000)                                                                                $102       $   102,000
                                                                                                                    -----------

TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $21,856,2491)                                                               23,244,971

OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                                                                            373,611
                                                                                                                    -----------

NET ASSETS (100.0%)                                                                                                 $23,618,582
                                                                                                                    ===========

(1) Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

CREDIT SUISSE WARBURG PINCUS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2001

                                                                              GLOBAL                   GLOBAL
                                                                       TELECOMMUNICATIONS         HEALTH SCIENCES
                                                                              FUND                     FUND
                                                                       ------------------         ---------------
ASSETS
      Investments at value (Cost $221,503,468, $84,800,600,
        $2,825,554, $2,015,798, $17,963,275, $16,941,514
        and $21,856,249, respectively)                                    $ 149,690,083            $  99,620,901
      Cash                                                                        5,303                       --
      Foreign currency (Cost $99,457)                                            93,217                       --
      Receivable for fund shares sold                                           217,272                   53,020
      Receivable for investments sold                                           216,578                1,660,800
      Dividend, interest and reclaim receivable                                  25,590                   40,442
      Collateral received for securities loaned                                      --                       --
      Deferred organizational/offering costs                                         --                       --
      Receivable from investment adviser                                             --                       --
      Prepaid expenses and other assets                                          42,738                   32,601
                                                                          -------------            -------------
        Total Assets                                                        150,290,781              101,407,764
                                                                          -------------            -------------
LIABILITIES
      Due to custodian                                                               --                      161
      Advisory fee payable                                                       33,312                    7,548
      Payable on forward currency contracts                                          --                       --
      Administrative services fee payable                                         8,413                    8,226
      Payable for investments purchased                                       2,199,682                       --
      Payable for fund shares redeemed                                          325,153                  187,152
      Distribution fee payable                                                   34,353                   20,642
      Dividend payable                                                               --                       --
      Payable upon return of securities loaned                                       --                       --
      Other accrued expenses payable                                            184,814                   83,439
                                                                          -------------            -------------
        Total Liabilities                                                     2,785,727                  307,168
                                                                          -------------            -------------
NET ASSETS
      Capital stock, $0.001 par value                                             5,069                    5,192
      Paid-in capital                                                       347,483,141               91,691,630
      Accumulated undistributed net investment income (loss)                   (177,510)                     (71)
      Accumulated net realized gain (loss) from investments
        and foreign currency transactions                                  (127,986,021)              (5,416,502)
      Net unrealized appreciation (depreciation) from investments
        and foreign currency translations                                   (71,819,625)              14,820,347
                                                                          -------------            -------------
        Net Assets                                                        $ 147,505,054            $ 101,100,596
                                                                          =============            =============
COMMON SHARES
      Net assets                                                          $ 147,504,324            $ 101,100,596
      Shares outstanding                                                      5,067,147                5,364,285
                                                                          -------------            -------------
      Net asset value,
        offering price and redemption price per share                            $29.11                   $18.85
                                                                                 ======                   ======
ADVISOR SHARES
      Net assets                                                                 $  730                      N/A
      Shares outstanding                                                             25                      N/A
                                                                          -------------            -------------
      Net asset value,
        offering price and redemption price per share                            $29.09                      N/A
                                                                                 ======                   ======
INSTITUTIONAL SHARES
      Net assets                                                                    N/A                      N/A
      Shares outstanding                                                            N/A                      N/A
                                                                          -------------            -------------
      Net asset value,
        offering price and redemption price per share                               N/A                      N/A
                                                                                 ======                   ======
A SHARES
      Net assets                                                                    N/A                      N/A
      Shares outstanding                                                            N/A                      N/A
                                                                          -------------            -------------
      Net asset value and redemption price per share                                N/A                      N/A
                                                                                 ======                   ======
      Maximum offering price per share
        (net asset value/(1-5.75%))                                                 N/A                      N/A
                                                                                 ======                   ======
B SHARES
      Net assets                                                                    N/A                      N/A
      Shares outstanding                                                            N/A                      N/A
                                                                          -------------            -------------
      Net asset value and offering price per share                                  N/A                      N/A
                                                                                 ======                   ======
C SHARES
      Net assets                                                                    N/A                      N/A
      Shares outstanding                                                            N/A                      N/A
                                                                          -------------            -------------
      Net asset value and offering price per share                                  N/A                      N/A
                                                                                 ======                   ======

                                                                              GLOBAL                   GLOBAL
                                                                         NEW TECHNOLOGIES        FINANCIAL SERVICES
                                                                               FUND                     FUND
                                                                         ----------------        ------------------
ASSETS
      Investments at value (Cost $221,503,468, $84,800,600,
        $2,825,554, $2,015,798, $17,963,275, $16,941,514
        and $21,856,249, respectively)                                       $2,171,674              $1,878,658
      Cash                                                                          547                      --
      Foreign currency (Cost $99,457)                                                --                      --
      Receivable for fund shares sold                                                --                      --
      Receivable for investments sold                                                --                      --
      Dividend, interest and reclaim receivable                                     262                   5,021
      Collateral received for securities loaned                                      --                      --
      Deferred organizational/offering costs                                      4,510                   4,750
      Receivable from investment adviser                                         17,482                  41,378
      Prepaid expenses and other assets                                          26,308                  25,847
                                                                             ----------              ----------
        Total Assets                                                          2,220,783               1,955,654
                                                                             ----------              ----------
LIABILITIES
      Due to custodian                                                               --                   1,236
      Advisory fee payable                                                           --                      --
      Payable on forward currency contracts                                      15,559                      --
      Administrative services fee payable                                           199                     163
      Payable for investments purchased                                              --                      --
      Payable for fund shares redeemed                                               --                      --
      Distribution fee payable                                                      498                     409
      Dividend payable                                                               --                      --
      Payable upon return of securities loaned                                       --                      --
      Other accrued expenses payable                                             38,165                  40,378
                                                                             ----------              ----------
        Total Liabilities                                                        54,421                  42,186
                                                                             ----------              ----------
NET ASSETS
      Capital stock, $0.001 par value                                               328                     219
      Paid-in capital                                                         3,233,992               2,179,815
      Accumulated undistributed net investment income (loss)                     (1,942)                     --
      Accumulated net realized gain (loss) from investments
        and foreign currency transactions                                      (396,580)               (129,548)
      Net unrealized appreciation (depreciation) from investments
        and foreign currency translations                                      (669,436)               (137,018)
                                                                             ----------              ----------
        Net Assets                                                           $2,166,362              $1,913,468
                                                                             ==========              ==========
COMMON SHARES
      Net assets                                                             $2,166,362              $1,913,468
      Shares outstanding                                                        327,782                 218,906
                                                                             ----------              ----------
      Net asset value,
        offering price and redemption price per share                             $6.61                   $8.74
                                                                                  =====                   =====
ADVISOR SHARES
      Net assets                                                                    N/A                     N/A
      Shares outstanding                                                            N/A                     N/A
                                                                             ----------              ----------
      Net asset value,
        offering price and redemption price per share                               N/A                     N/A
                                                                                  =====                   =====
INSTITUTIONAL SHARES
      Net assets                                                                    N/A                     N/A
      Shares outstanding                                                            N/A                     N/A
                                                                             ----------              ----------
      Net asset value,
        offering price and redemption price per share                               N/A                     N/A
                                                                                  =====                   =====
A SHARES
      Net assets                                                                    N/A                     N/A
      Shares outstanding                                                            N/A                     N/A
                                                                             ----------              ----------
      Net asset value and redemption price per share                                N/A                     N/A
                                                                                  =====                   =====
      Maximum offering price per share
        (net asset value/(1-5.75%))                                                 N/A                     N/A
                                                                                  =====                   =====
B SHARES
      Net assets                                                                    N/A                     N/A
      Shares outstanding                                                            N/A                     N/A
                                                                             ----------              ----------
      Net asset value and offering price per share                                  N/A                     N/A
                                                                                  =====                   =====
C SHARES
      Net assets                                                                    N/A                     N/A
      Shares outstanding                                                            N/A                     N/A
                                                                             ----------              ----------
      Net asset value and offering price per share                                  N/A                     N/A
                                                                                  =====                   =====


                                                                         EUROPEAN                                      MUNICIPAL
                                                                        EQUITY FUND             FOCUS FUND             BOND FUND
                                                                        -----------             ----------             ---------
ASSETS
      Investments at value (Cost $221,503,468, $84,800,600,
        $2,825,554, $2,015,798, $17,963,275, $16,941,514
        and $21,856,249, respectively)                                  $17,680,156(1)          $ 15,954,591(2)         $23,244,971
      Cash                                                                   10,680                    4,097                   287
      Foreign currency (Cost $99,457)                                            --                       --                    --
      Receivable for fund shares sold                                       990,000                      424               133,200
      Receivable for investments sold                                       617,751                   40,629                    --
      Dividend, interest and reclaim receivable                              48,257                   21,417               289,553
      Collateral received for securities loaned                             666,929                  109,000                    --
      Deferred organizational/offering costs                                     --                       --                    --
      Receivable from investment adviser                                      8,067                   58,498                    --
      Prepaid expenses and other assets                                      16,151                   67,274                15,636
                                                                        -----------             ------------           -----------
        Total Assets                                                     20,037,991               16,255,930            23,683,647
                                                                        -----------             ------------           -----------
LIABILITIES
      Due to custodian                                                           --                       --                    --
      Advisory fee payable                                                       --                       --                10,915
      Payable on forward currency contracts                                      --                       --                    --
      Administrative services fee payable                                     1,649                       --                    --
      Payable for investments purchased                                          --                  300,969                    --
      Payable for fund shares redeemed                                       20,752                       --                   260
      Distribution fee payable                                                4,122                       --                    --
      Dividend payable                                                           --                       --                16,645
      Payable upon return of securities loaned                              666,929                  109,000                    --
      Other accrued expenses payable                                         46,001                   69,951                37,245
                                                                        -----------             ------------           -----------
        Total Liabilities                                                   739,453                  479,920                65,065
                                                                        -----------             ------------           -----------
NET ASSETS
      Capital stock, $0.001 par value                                         2,419                    1,174                    42
      Paid-in capital                                                    21,519,958               21,283,290            21,472,174
      Accumulated undistributed net investment income (loss)                 (2,254)                  21,563                   (24)
      Accumulated net realized gain (loss) from investments
        and foreign currency transactions                                (1,938,825)              (4,543,094)              743,287
      Net unrealized appreciation (depreciation) from investments
        and foreign currency translations                                  (282,760)                (986,923)            1,403,103
                                                                        -----------             ------------           -----------
        Net Assets                                                      $19,298,538             $ 15,776,010           $23,618,582
                                                                        ===========             ============           ===========
COMMON SHARES
      Net assets                                                        $19,298,538             $  7,696,258           $18,671,962
      Shares outstanding                                                  2,419,382                  574,870             1,220,491
                                                                        -----------             ------------           -----------
      Net asset value,
        offering price and redemption price per share                         $7.98                   $13.39                $15.30
                                                                              =====                   ======                ======
ADVISOR SHARES
      Net assets                                                                N/A                      N/A                   N/A
      Shares outstanding                                                        N/A                      N/A                   N/A
                                                                        -----------             ------------           -----------
      Net asset value,
        offering price and redemption price per share                           N/A                      N/A                   N/A
                                                                              =====                   ======                ======
INSTITUTIONAL SHARES
      Net assets                                                                N/A             $  7,912,295           $ 4,946,620
      Shares outstanding                                                        N/A                  586,289               323,231
                                                                        -----------             ------------           -----------
      Net asset value,
        offering price and redemption price per share                           N/A                   $13.50                $15.30
                                                                              =====                   ======                ======
A SHARES
      Net assets                                                                N/A             $     64,464                   N/A
      Shares outstanding                                                        N/A                    4,813                   N/A
                                                                        -----------             ------------           -----------
      Net asset value and redemption price per share                            N/A                   $13.39                   N/A
                                                                              =====                   ======                ======
      Maximum offering price per share
        (net asset value/(1-5.75%))                                             N/A                   $14.21                   N/A
                                                                              =====                   ======                ======
B SHARES
      Net assets                                                                N/A             $      1,088                   N/A
      Shares outstanding                                                        N/A                       81                   N/A
                                                                        -----------             ------------           -----------
      Net asset value and offering price per share                              N/A                   $13.38                   N/A
                                                                              =====                   ======                ======
C SHARES
      Net assets                                                                N/A             $    101,905                   N/A
      Shares outstanding                                                        N/A                    7,613                   N/A
                                                                        -----------             ------------           -----------
      Net asset value and offering price per share                              N/A                   $13.39                   N/A
                                                                              =====                   ======                ======


(1) Includes $634,738 of securities on loan
(2) Includes $24,416 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended August 31, 2001

                                                                          GLOBAL                         GLOBAL
                                                                     TELECOMMUNICATIONS            HEALTH SCIENCES
                                                                            FUND                          FUND
                                                                     ------------------            ---------------
INVESTMENT INCOME
      Dividends                                                        $   1,024,037                 $    223,509
      Interest                                                               370,880                      300,057
      Securities lending                                                      11,259                           --
      Foreign taxes withheld                                                 (82,091)                      (3,556)
                                                                       -------------                 ------------
        Total investment income                                            1,324,085                      520,010
                                                                       -------------                 ------------
EXPENSES
      Investment advisory fees                                             2,610,244                      967,427
      Administrative services fees                                           443,377                      193,319
      Shareholder servicing/Distribution fees                                652,561                      241,857
      Transfer agent fees                                                    522,088                      186,615
      Custodian fees                                                         130,719                       19,273
      Registration fees                                                      103,814                       30,678
      Printing fees                                                           77,492                       75,902
      Legal fees                                                              54,137                       21,645
      Audit fees                                                              23,300                       18,300
      Interest expense                                                        20,074                        9,464
      Directors fees                                                          12,909                       12,816
      Insurance expense                                                       11,219                        4,195
      Offering/Organizational costs                                               --                        5,913
      Miscellaneous expense                                                   69,193                        7,577
                                                                       -------------                 ------------
                                                                           4,731,127                    1,794,981
      Less: fees waived, expenses reimbursed and transfer agent offsets     (424,223)                    (256,772)
                                                                       -------------                 ------------
        Total expenses                                                     4,306,904                    1,538,209
                                                                       -------------                 ------------
           Net investment income (loss)                                   (2,982,819)                  (1,018,199)
                                                                       -------------                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY RELATED ITEMS
      Net realized gain (loss) from investments                         (126,666,286)                  (5,343,370)
      Net realized gain (loss) from foreign currency transactions           (282,720)                         (71)
      Net change in unrealized appreciation (depreciation)
        from investments                                                (100,927,122)                 (15,149,615)
      Net change in unrealized appreciation (depreciation)
        from foreign currency translations                                    10,895                           46
                                                                       -------------                 ------------
      Net realized and unrealized gain (loss) from
        investments and foreign currency related items                  (227,865,233)                 (20,493,010)
                                                                       -------------                 ------------
      Net increase (decrease) in net assets resulting
        from operations                                                $(230,848,052)                $(21,511,209)
                                                                       =============                 ============

(1) For the period December 22, 2000 (inception date) through August 31, 2001.
(2) For the period December 28, 2000 (inception date) through August 31, 2001.

                                                                            GLOBAL                     GLOBAL
                                                                      NEW TECHNOLOGIES           FINANCIAL SERVICES
                                                                            FUND(1)                     FUND(2)
                                                                      ----------------           ------------------
INVESTMENT INCOME
      Dividends                                                           $     4,795                 $    26,543
      Interest                                                                  2,661                         820
      Securities lending                                                           --                          --
      Foreign taxes withheld                                                     (731)                     (1,453)
                                                                          -----------                 -----------
        Total investment income                                                 6,725                      25,910
                                                                          -----------                 -----------
EXPENSES
      Investment advisory fees                                                 19,150                      11,795
      Administrative services fees                                              5,584                       3,824
      Shareholder servicing/Distribution fees                                   4,788                       3,276
      Transfer agent fees                                                       1,105                         763
      Custodian fees                                                           17,703                      16,331
      Registration fees                                                        47,281                      46,973
      Printing fees                                                            23,233                      45,839
      Legal fees                                                               12,757                      13,068
      Audit fees                                                               12,000                      12,000
      Interest expense                                                             --                          --
      Directors fees                                                           10,320                      10,318
      Insurance expense                                                             3                           2
      Offering/Organizational costs                                            10,060                       9,820
      Miscellaneous expense                                                       855                         858
                                                                          -----------                 -----------
                                                                              164,839                     174,867
      Less: fees waived, expenses reimbursed and transfer agent offsets      (136,114)                   (155,209)
                                                                          -----------                 -----------
        Total expenses                                                         28,725                      19,658
                                                                          -----------                 -----------
           Net investment income (loss)                                       (22,000)                      6,252
                                                                          -----------                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY RELATED ITEMS
      Net realized gain (loss) from investments                              (448,123)                   (129,548)
      Net realized gain (loss) from foreign currency transactions              49,601                      (7,727)
      Net change in unrealized appreciation (depreciation)
        from investments                                                     (653,880)                   (137,140)
      Net change in unrealized appreciation (depreciation)
        from foreign currency translations                                    (15,556)                        122
                                                                          -----------                 -----------
      Net realized and unrealized gain (loss) from
        investments and foreign currency related items                     (1,067,958)                   (274,293)
                                                                          -----------                 -----------
      Net increase (decrease) in net assets resulting
        from operations                                                   $(1,089,958)                  $(268,041)
                                                                          ===========                 ===========


                                                                         EUROPEAN                                    MUNICIPAL
                                                                        EQUITY FUND           FOCUS FUND             BOND FUND
                                                                        -----------           ----------             ---------
INVESTMENT INCOME
      Dividends                                                        $   407,383           $   190,462            $       --
      Interest                                                             116,192                12,264               990,720
      Securities lending                                                       136                   127                    --
      Foreign taxes withheld                                               (52,250)                 (174)                   --
                                                                       -----------           -----------            ----------
        Total investment income                                            471,461               202,679               990,720
                                                                       -----------           -----------            ----------
EXPENSES
      Investment advisory fees                                             231,802               114,684               136,894
      Administrative services fees                                          48,278                17,418                18,618
      Shareholder servicing/Distribution fees                               57,950                15,081                19,547
      Transfer agent fees                                                   46,679                25,618                10,452
      Custodian fees                                                        60,135                32,519                17,152
      Registration fees                                                     42,418                44,267                36,331
      Printing fees                                                         40,654                71,246                59,709
      Legal fees                                                            20,392                79,066                21,562
      Audit fees                                                            15,300                13,925                14,750
      Interest expense                                                         754                   564                 1,689
      Directors fees                                                        12,324                12,589                11,070
      Insurance expense                                                      3,774                 3,268                 3,269
      Offering/Organizational costs                                             --                    --                    --
      Miscellaneous expense                                                 10,258                 6,828                 6,315
                                                                       -----------           -----------            ----------
                                                                           590,718               437,073               357,358
      Less: fees waived, expenses reimbursed and transfer agent offsets   (254,606)             (272,991)             (172,561)
                                                                       -----------           -----------            ----------
        Total expenses                                                     336,112               164,082               184,797
                                                                       -----------           -----------            ----------
           Net investment income (loss)                                    135,349                38,597               805,923
                                                                       -----------           -----------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY RELATED ITEMS
      Net realized gain (loss) from investments                         (1,718,092)           (3,486,250)            1,173,465
      Net realized gain (loss) from foreign currency transactions         (132,748)                   --                    --
      Net change in unrealized appreciation (depreciation)
        from investments                                                (2,630,657)             (260,401)             (237,555)
      Net change in unrealized appreciation (depreciation)
        from foreign currency translations                                   5,638                    --                    --
                                                                       -----------           -----------            ----------
      Net realized and unrealized gain (loss) from
        investments and foreign currency related items                  (4,475,859)           (3,746,651)              935,910
                                                                       -----------           -----------            ----------
      Net increase (decrease) in net assets resulting
        from operations                                                $(4,340,510)          $(3,708,054)           $1,741,833
                                                                       ===========           ===========            ==========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                GLOBAL
                                                                                       TELECOMMUNICATIONS FUND
                                                                                   ---------------------------------
                                                                                    FOR THE YEAR      FOR THE YEAR
                                                                                        ENDED             ENDED
                                                                                   AUGUST 31, 2001   AUGUST 31, 2000
                                                                                   ---------------   ---------------
FROM OPERATIONS
   Net investment income (loss)                                                     $  (2,982,819)    $ (3,205,537)
   Net realized gain (loss) from investments and foreign currency transactions       (126,949,006)      17,763,961
   Net change in unrealized appreciation (depreciation) from investments
     and foreign currency translations                                               (100,916,227)      23,993,629
                                                                                    -------------    -------------
     Net increase (decrease) in net assets resulting from operations                 (230,848,052)      38,552,053
                                                                                    -------------    -------------
FROM DISTRIBUTIONS
   Distributions from net realized gains
     Common Class shares                                                              (14,140,026)      (3,754,559)
                                                                                    -------------    -------------
     Net decrease in net assets from distributions                                    (14,140,026)      (3,754,559)
                                                                                    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                                       167,204,463      737,422,782
   Reinvestment of dividends and distributions                                         13,397,882        3,567,097
   Net asset value of shares redeemed                                                (259,564,665)    (369,497,412)
                                                                                    -------------    -------------
     Net increase (decrease) in net assets from capital share transactions:           (78,962,320)     371,492,467
                                                                                    -------------    -------------
   Net increase (decrease) in net assets                                             (323,950,398)     406,289,961
NET ASSETS
   Beginning of period                                                                471,455,452       65,165,491
                                                                                    -------------    -------------
   End of period                                                                    $ 147,505,054    $ 471,455,452
                                                                                    =============    =============
ACCUMULATED NET INVESTMENT LOSS                                                     $    (177,510)   $          --
                                                                                    =============    =============

(1) For the period November 1, 1999 (fiscal year end changed) through August 31, 2000.
(2) For the period December 22, 2000 (inception date) through August 31, 2001.
(3) For the period December 28, 2000 (inception date) through August 31, 2001.



                                                                                                     GLOBAL
                                                                                               HEALTH SCIENCES FUND
                                                                                   ---------------------------------------
                                                                                    FOR THE YEAR         FOR THE PERIOD
                                                                                        ENDED                 ENDED
                                                                                   AUGUST 31, 2001      AUGUST 31, 2000(1)
                                                                                   ---------------      ------------------
FROM OPERATIONS
   Net investment income (loss)                                                    $  (1,018,199)           $  (448,423)
   Net realized gain (loss) from investments and foreign currency transactions        (5,343,441)             9,291,753
   Net change in unrealized appreciation (depreciation) from investments
     and foreign currency translations                                               (15,149,569)            18,249,726
                                                                                   -------------            -----------
     Net increase (decrease) in net assets resulting from operations                 (21,511,209)            27,093,056
                                                                                   -------------            -----------
FROM DISTRIBUTIONS
   Distributions from net realized gains
     Common Class shares                                                              (8,674,426)                    --
                                                                                   -------------            -----------
     Net decrease in net assets from distributions                                    (8,674,426)                    --
                                                                                   -------------            -----------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                                      124,234,896             83,655,931
   Reinvestment of dividends and distributions                                         8,505,255                     --
   Net asset value of shares redeemed                                                (92,254,560)           (67,522,268)
                                                                                   -------------            -----------
     Net increase (decrease) in net assets from capital share transactions:           40,485,591             16,133,663
                                                                                   -------------            -----------
   Net increase (decrease) in net assets                                              10,299,956             43,226,719
NET ASSETS
   Beginning of period                                                                90,800,640             47,573,921
                                                                                   -------------            -----------
   End of period                                                                   $ 101,100,596            $90,800,640
                                                                                   =============            ===========
ACCUMULATED NET INVESTMENT LOSS                                                    $        (71)            $        --
                                                                                   =============            ===========


                                                                                         GLOBAL                 GLOBAL
                                                                                     NEW TECHNOLOGIES     FINANCIAL SERVICES
                                                                                          FUND                   FUND
                                                                                     ----------------     ------------------
                                                                                      FOR THE PERIOD         FOR THE PERIOD
                                                                                           ENDED                  ENDED
                                                                                     AUGUST 31, 2001(2)     AUGUST 31, 2001(3)
                                                                                     ------------------     ------------------
FROM OPERATIONS
   Net investment income (loss)                                                         $   (22,000)            $    6,252
   Net realized gain (loss) from investments and foreign currency transactions             (398,522)              (137,275)
   Net change in unrealized appreciation (depreciation) from investments
     and foreign currency translations                                                     (669,436)              (137,018)
                                                                                        -----------             ----------
     Net increase (decrease) in net assets resulting from operations                     (1,089,958)              (268,041)
                                                                                        -----------             ----------
FROM DISTRIBUTIONS
   Distributions from net realized gains
     Common Class shares                                                                         --                     --
                                                                                        -----------             ----------
     Net decrease in net assets from distributions                                               --                     --
                                                                                        -----------             ----------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                                           3,314,472              2,188,666
   Reinvestment of dividends and distributions                                                   --                     --
   Net asset value of shares redeemed                                                       (58,152)                (7,157)
                                                                                        -----------             ----------
     Net increase (decrease) in net assets from capital share transactions:               3,256,320              2,181,509
                                                                                        -----------             ----------
   Net increase (decrease) in net assets                                                  2,166,362              1,913,468
NET ASSETS
   Beginning of period                                                                           --                     --
                                                                                        -----------             ----------
   End of period                                                                        $ 2,166,362             $1,913,468
                                                                                        ===========             ==========
ACCUMULATED NET INVESTMENT LOSS                                                         $    (1,942)            $       --
                                                                                        ===========             ==========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           EUROPEAN EQUITY
                                                                                                 FUND
                                                                                   ---------------------------------
                                                                                    FOR THE YEAR      FOR THE YEAR
                                                                                        ENDED             ENDED
                                                                                   AUGUST 31, 2001   AUGUST 31, 2000
                                                                                   ---------------   ---------------
FROM OPERATIONS
   Net investment income                                                             $    135,349     $     92,615
   Net realized gain (loss) from investments
     and foreign currency transactions                                                 (1,850,840)       5,962,865
   Net change in unrealized appreciation (depreciation) from investments
     and foreign currency translations                                                 (2,625,019)       1,389,070
                                                                                     ------------     ------------
     Net increase (decrease) in net assets resulting from operations                   (4,340,510)       7,444,550
                                                                                     ------------     ------------
FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income
     Common Class shares                                                                       --         (134,704)
     Institutional Class shares                                                                --             (667)
   Distributions from net realized gains
     Common Class shares                                                               (4,539,707)              --
     Institutional Class shares                                                                --               --
                                                                                     ------------     ------------
     Net decrease in net assets from dividends and distributions                       (4,539,707)        (135,371)
                                                                                     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                                        76,575,873      125,018,796
   Shares exchanged due to merger                                                              --               --
   Reinvestment of dividends and distributions                                          4,424,630          132,898
   Net asset value of shares redeemed                                                 (82,828,871)    (127,110,194)
                                                                                     ------------     ------------
     Net increase (decrease) in net assets from capital share transactions:            (1,828,368)      (1,958,500)
                                                                                     ------------     ------------
   Net increase (decrease) in net assets                                              (10,708,585)       5,350,679
NET ASSETS
   Beginning of year                                                                   30,007,123       24,656,444
                                                                                     ------------     ------------
   End of year                                                                       $ 19,298,538     $ 30,007,123
                                                                                     ============     ============
   ACCUMULATED NET INVESTMENT INCOME (LOSS)                                          $     (2,254)    $         --
                                                                                     ============     ============

                                                                                                   FOCUS FUND
                                                                                  ----------------------------------------
                                                                                    FOR THE YEAR            FOR THE YEAR
                                                                                        ENDED                   ENDED
                                                                                   AUGUST 31, 2001         AUGUST 31, 2000
                                                                                   ---------------         ---------------
FROM OPERATIONS
   Net investment income                                                             $    38,597              $    25,877
   Net realized gain (loss) from investments
     and foreign currency transactions                                                (3,486,250)               1,589,430
   Net change in unrealized appreciation (depreciation) from investments
     and foreign currency translations                                                  (260,401)                 357,028
                                                                                     -----------              -----------
     Net increase (decrease) in net assets resulting from operations                  (3,708,054)               1,972,335
                                                                                     -----------              -----------
FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income
     Common Class shares                                                                  (8,382)                    (623)
     Institutional Class shares                                                          (34,573)                (124,682)
   Distributions from net realized gains
     Common Class shares                                                                (294,273)                 (77,776)
     Institutional Class shares                                                         (709,500)              (9,020,862)
                                                                                     -----------              -----------
     Net decrease in net assets from dividends and distributions                      (1,046,728)              (9,223,943)
                                                                                     -----------              -----------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                                        5,253,145               11,899,918
   Shares exchanged due to merger                                                      5,074,959                       --
   Reinvestment of dividends and distributions                                         1,044,841                1,368,909
   Net asset value of shares redeemed                                                 (4,257,799)             (28,090,859)
                                                                                     -----------              -----------
     Net increase (decrease) in net assets from capital share transactions:            7,115,146              (14,822,032)
                                                                                     -----------              -----------
   Net increase (decrease) in net assets                                               2,360,364              (22,073,640)
NET ASSETS
   Beginning of year                                                                  13,415,646               35,489,286
                                                                                     -----------              -----------
   End of year                                                                       $15,776,010              $13,415,646
                                                                                     ===========              ===========
   ACCUMULATED NET INVESTMENT INCOME (LOSS)                                          $    21,563              $    25,921
                                                                                     ===========              ===========


                                                                                            MUNICIPAL BOND FUND
                                                                                  --------------------------------------
                                                                                   FOR THE YEAR           FOR THE YEAR
                                                                                       ENDED                  ENDED
                                                                                  AUGUST 31, 2001        AUGUST 31, 2000
FROM OPERATIONS
   Net investment income                                                            $   805,923            $   811,105
   Net realized gain (loss) from investments
     and foreign currency transactions                                                1,173,465               (187,501)
   Net change in unrealized appreciation (depreciation) from investments
     and foreign currency translations                                                 (237,555)               357,493
                                                                                    -----------            -----------
     Net increase (decrease) in net assets resulting from operations                  1,741,833                981,097
                                                                                    -----------            -----------
FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income
     Common Class shares                                                               (357,429)               (12,785)
     Institutional Class shares                                                        (491,593)              (840,967)
   Distributions from net realized gains
     Common Class shares                                                                     --                   (376)
     Institutional Class shares                                                              --                (27,430)
                                                                                    -----------            -----------
     Net decrease in net assets from dividends and distributions                       (849,022)              (881,558)
                                                                                    -----------            -----------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                                      14,576,020                449,903
   Shares exchanged due to merger                                                    22,307,654                     --
   Reinvestment of dividends and distributions                                          740,279                830,332
   Net asset value of shares redeemed                                               (30,050,286)            (8,861,870)
                                                                                    -----------            -----------
     Net increase (decrease) in net assets from capital share transactions:           7,573,667             (7,581,635)
                                                                                    -----------            -----------
   Net increase (decrease) in net assets                                              8,466,478             (7,482,096)
NET ASSETS
   Beginning of year                                                                 15,152,104             22,634,200
                                                                                    -----------            -----------
   End of year                                                                      $23,618,582            $15,152,104
                                                                                    ===========            ===========
   ACCUMULATED NET INVESTMENT INCOME (LOSS)                                         $       (24)           $    43,075
                                                                                    ===========            ===========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                     -------------------------------------------------------------------

                                                         2001           2000            1999         1998        1997(1)
                                                     ----------      ----------      ----------     -------     --------
PER SHARE DATA
   Net asset value, beginning of period              $    69.11      $    41.22      $    20.54     $ 17.30     $  15.00
                                                     ----------      ----------      ----------     -------     --------
INVESTMENT OPERATIONS
   Net investment income (loss)                           (0.75)          (0.44)          (0.04)      (0.01)        0.02
   Net gain (loss) on investments
     and foreign currency related items
     (both realized and unrealized)                      (36.86)          29.56           23.56        4.29         2.28
                                                     ----------      ----------      ----------     -------     --------
       Total from investment operations                  (37.61)          29.12           23.52        4.28         2.30
                                                     ----------      ----------      ----------     -------     --------
LESS DISTRIBUTIONS
   Distributions from net realized gains                  (2.39)          (1.23)          (2.84)      (1.04)          --
                                                     ----------      ----------      ----------     -------     --------

NET ASSET VALUE, END OF PERIOD                       $    29.11      $    69.11      $    41.22     $ 20.54     $  17.30
                                                     ==========      ==========      ==========     =======     ========
       Total return                                      (55.72)%         70.99%         120.73%      25.38%       15.33%(2)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)          $  147,504      $  471,455      $   65,165     $   718     $    569
     Ratio of expenses to average net assets               1.67%(3)        1.66%(3)        1.65%       1.65%        1.65%(4)
     Ratio of net investment income (loss) to
       average net assets                                 (1.14)%         (0.89)%         (0.35)%     (0.03)%       0.16%(4)
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                0.15%           0.11%           0.87%       5.21%        6.73%(4)
   Portfolio turnover rate                                  100%            143%            203%        169%          43%
------------------------------------------------------------------------------------------------------------------------

(1)  For the period December 4, 1996 (inception date) through August 31, 1997.
(2)  Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .02% for the years ended August 31, 2001 and 2000, respectively. The operating expense ratio after reflecting these arrangements was 1.65% and 1.64% for the years ended August 31, 2001 and 2000, respectively.
(4)  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)
------------------------------------------------------------------------------

                                                                   FOR THE YEAR
                                                                       ENDED
                                                                     AUGUST 31,
                                                                      2001(1)
                                                                   ------------
PER SHARE DATA
   Net asset value, beginning of period                             $ 39.86
                                                                    -------
INVESTMENT OPERATIONS
   Net Investment loss                                                (0.16)
   Net loss on investments and foreign currency related items
     (both realized and unrealized)                                  (10.61)
                                                                    -------
       Total from investment operations                              (10.77)
                                                                    -------
NET ASSET VALUE, END OF PERIOD                                      $ 29.09
                                                                    =======
       Total return                                                  (27.02)%(2)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                         $     1
     Ratio of expenses to average net assets                           1.90%(3),(4)
     Ratio of net investment loss to average net assets               (1.36)%(3)
     Decrease reflected in above operating expense ratios
       due to waivers/reimbursements                                   0.37%(3)
   Portfolio turnover rate                                              100%

--------------------------------------------------------------------------------

(1)  For the period May 10, 2001 (inception date) through August 31, 2001.

(2)  Non-annualized.

(3)  Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
------------------------------------------------------------------------------

                                                                  FOR THE YEAR            FOR THE YEAR
                                                               ENDED AUGUST 31,        ENDED OCTOBER 31,
                                                          ---------------------   --------------------------------

                                                             2001        2000(1)     1999        1998      1997(2)
                                                          ----------   --------    --------    --------   --------
PER SHARE DATA
   Net asset value, beginning of period                   $    23.95   $  14.92    $  14.41    $  12.22   $  10.00
                                                          ----------   --------    --------    --------   --------
INVESTMENT OPERATIONS
   Net investment loss                                         (0.10)     (0.08)      (0.13)      (0.06)     (0.02)
   Net gain (loss) on investments and foreign currency
     related items (both realized and unrealized)              (3.08)      9.11        0.64        2.97       2.24
                                                          ----------   --------    --------    --------   --------
          Total from investment operations                     (3.18)      9.03        0.51        2.91       2.22
                                                          ----------   --------    --------    --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                           --         --          --       (0.04)        --
   Distributions from net realized gains                       (1.92)        --          --       (0.68)        --
                                                          ----------   --------    --------    --------   --------
          Total dividends and distributions                    (1.92)        --          --       (0.72)        --
                                                          ----------   --------    --------    --------   --------
   NET ASSET VALUE, END OF PERIOD                         $    18.85   $  23.95    $  14.92    $  14.41   $  12.22
                                                          ==========   ========    ========    ========   ========
          Total return                                        (14.44)%    60.52%(3)    3.54%      25.25%     22.20%(3)
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)               $  101,101   $ 90,801    $ 47,574    $ 64,336   $ 18,246
     Ratio of expenses to average net assets(4)                 1.60%      1.61%(5)    1.59%       1.59%      1.59%(5)
     Ratio of net investment income (loss) to average
       net assets                                              (1.05)%    (0.94)%(5)   0.62%      (0.58)%    (0.24)%(5)
     Decrease reflected in above operating expense ratios
       due to waivers/reimbursements                            0.26%      0.28%       0.29%       0.38%      1.83%
   Portfolio turnover rate                                        35%       106%        146%         63%       160%
------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2000, Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st.

(2)  For the period December 31, 1996 (inception date) through October 31, 1997.

(3)  Non-annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .01% for the year ended August 31, 2001 and .02% annualized for the period November 1, 1999 to August 31, 2000. These arrangements had no effect on the fund's expense ratios for the previous periods. The operating expense ratio after reflecting these arrangements was 1.59% for the year ended August 31, 2001 and 1.59% annualized for the period November 1, 1999 to August 31, 2000.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
------------------------------------------------------------------------------

                                                                                                     FOR THE YEAR
                                                                                                        ENDED
                                                                                                      AUGUST 31,
                                                                                                        2001(1)
                                                                                                      ---------
PER SHARE DATA
   Net asset value, beginning of period                                                               $   10.20
                                                                                                      ---------
INVESTMENT OPERATIONS
   Net investment loss                                                                                    (0.07)
   Net loss on investments and foreign currency related items (both realized and unrealized)              (3.52)
                                                                                                      ---------
          Total from investment operations                                                                (3.59)
                                                                                                      ---------
   NET ASSET VALUE, END OF PERIOD                                                                      $   6.61
                                                                                                      =========
          Total return                                                                                   (35.20)%(2)
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                                            $  2,166
     Ratio of expenses to average net assets                                                               1.51%(3),(4)
     Ratio of net investment loss to average net assets                                                   (1.15)%(3)
     Decrease reflected in above operating expense ratios due to waivers/reimbursements                    7.10%
   Portfolio turnover rate                                                                                  152%
---------------------------------------------------------------------------------------------------------------

(1)  For the period December 22, 2000 (inception date) through August 31, 2001.

(2)  Non-annualized.

(3)  Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .01% annualized for the period ended August 31, 2001. The operating expense ratio after reflecting these arrangements was 1.50% annualized for the period ended August 31, 2001.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
------------------------------------------------------------------------------

                                                            FOR THE YEAR
                                                                ENDED
                                                              AUGUST 31,
                                                                2001(1)
                                                            ------------
PER SHARE DATA
   Net asset value, beginning of period                     $      10.00
                                                            ------------

INVESTMENT OPERATIONS
   Net investment income                                            0.03
   Net loss on investments and foreign currency
     related items (both realized and unrealized)                  (1.29)
                                                            ------------
       Total from investment operations                            (1.26)
                                                            ------------
NET ASSET VALUE, END OF PERIOD                              $       8.74
                                                            ============
       Total return                                               (12.60)%(2)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                 $      1,913
     Ratio of expenses to average net assets                        1.50%(3),(4)
     Ratio of net investment income to average net assets           0.48%(3)
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                        11.84%
   Portfolio Turnover rate                                            87%
------------------------------------------------------------------------

(1)  For the period December 28, 2000 (inception date) through August 31, 2001.

(2)  Non-annualized.

(3)  Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED AUGUST 31,
                                                                 --------------------------------------

                                                                   2001           2000          1999(1)
                                                                 --------       --------       --------
PER SHARE DATA
   Net asset value, beginning of period                          $  11.96       $   9.79       $  10.00
                                                                 --------       --------       --------

INVESTMENT OPERATIONS
   Net investment income                                             0.06           0.03           0.08
   Net gain (loss) on investments
     and foreign currency related items
     (both realized and unrealized)                                 (1.99)          2.19          (0.29)
                                                                 --------       --------       --------
       Total from investment operations                             (1.93)          2.22          (0.21)
                                                                 --------       --------       --------

LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                --          (0.05)            --
   Distributions from net realized gains                            (2.05)            --             --
                                                                 --------       --------       --------
       Total dividends and distributions                            (2.05)         (0.05)            --
                                                                 --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                   $   7.98       $  11.96       $   9.79
                                                                 ========       ========       ========
       Total return                                                (18.08)%        22.69%         (2.10)%(2)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                      $ 19,299       $ 30,007       $ 24,588
     Ratio of expenses to average net assets                         1.46%(3)       1.46%(3)       1.46%(4)
     Ratio of net investment income to average net assets            0.58%          0.30%          1.41%(4)
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                          1.09%          1.47%          1.18%(4)
   Portfolio turnover rate                                            140%           186%           161%
-------------------------------------------------------------------------------------------------------

(1)  For the period January 28, 1999 (inception date) to August 31, 1999.

(2)  Non-annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .01% for each of the years ended August 31, 2001 and 2000. The operating expense ratio after reflecting these arrangements was 1.45% for each of the years ended August 31, 2001 and 2000.

(4)  Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
FINANCIAL HIGHLIGHTS
(FOR A COMMON CLASS SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED AUGUST 31,
                                                               -------------------------------------
                                                                2001             2000        1999(1)
                                                               ------           ------      --------
PER SHARE DATA
   Net asset value, beginning of period                     $      19.13     $    20.11     $ 15.95
                                                            ------------     ----------     -------
INVESTMENT OPERATIONS
   Net investment income                                            0.02           0.03(2)     0.02
   Net gain (loss) on investments
     (both realized and unrealized)                                (4.48)          4.76        4.16
                                                            ------------     ----------     -------
       Total from investment operations                            (4.46)          4.79        4.18
                                                            ------------     ----------     -------

LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                            (0.03)         (0.07)      (0.02)
   Distributions from net realized gains                           (1.25)         (5.70)         --
                                                            ------------     ----------     -------
       Total dividends and distributions                           (1.28)         (5.77)      (0.02)
                                                            ------------     ----------     -------

NET ASSET VALUE, END OF PERIOD                              $      13.39     $    19.13     $ 20.11
                                                            ============     ==========     =======

       Total return                                               (24.68)%        33.42%      26.19%(3)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                 $      7,696     $    2,758     $    95
     Ratio of expenses to average net assets                        1.22%(4)       1.29%(4)    1.29%(5)
     Ratio of net investment income to average net assets           0.09%          0.18%       0.17%(5)
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                         1.98%          1.83%       0.45%(5)
   Portfolio turnover rate                                           141%           235%        209%
---------------------------------------------------------------------------------------------------

(1)  For the period October 30, 1998 (inception date) through August 31, 1999.

(2) Per share information is calculated using the average share outstanding method.

(3)  Non-annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FOCUS FUND
FINANCIAL HIGHLIGHTS
(For an Institutional Class Share of the Fund Outstanding Throughout Each
Period)
------------------------------------------------------------------------------

                                                                                FOR THE YEAR ENDED AUGUST 31,
                                                                ------------------------------------------------------

                                                                    2001          2000          1999           1998(1)
                                                                 ---------       --------       --------      ---------
PER SHARE DATA
   Net asset value, beginning of period                          $   19.25       $  20.15       $  13.17      $   15.00
                                                                 ---------       --------       --------      ---------
INVESTMENT OPERATIONS
   Net investment income                                              0.06           0.04           0.08           0.01
   Net gain (loss) on investments
     (both realized and unrealized)                                  (4.50)          4.83           6.92          (1.84)
                                                                 ---------       --------       --------      ---------
       Total from investment
          operations                                                 (4.44)          4.87           7.00          (1.83)
                                                                 ---------       --------       --------      ---------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                              (0.06)         (0.07)         (0.02)            --
   Distributions from net realized gains                             (1.25)         (5.70)            --             --
                                                                 ---------       --------       --------      ---------
       Total dividends and distributions                             (1.31)         (5.77)         (0.02)            --
                                                                 ---------       --------       --------      ---------
NET ASSET VALUE, END OF PERIOD                                   $   13.50       $  19.25       $  20.15      $   13.17
                                                                 =========       ========       ========      =========
       Total return                                                 (24.46)%        33.88%         53.21%        (12.20)%(2)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                      $   7,912       $ 10,658       $ 35,394      $  22,659
       Ratio of expenses to average net assets                        0.98%(3)       1.00%(3)       0.99%          1.00%(4)
       Ratio of net investment income to average net assets           0.36%          0.19%          0.47%          0.92%(4)
       Decrease reflected in above operating
          expense ratios due to
          waivers/reimbursements                                      1.64%          1.25%          0.43%          0.30%(4)
   Portfolio turnover rate                                             141%           235%           209%            52%
-----------------------------------------------------------------------------------------------------------------------

(1)  For the period July 31, 1998 (inception date) through August 31, 1998.

(2)  Non-annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
-------------------------------------------------------------------------------

                                                                                    FOR THE YEAR ENDED AUGUST 31,
                                                                              --------------------------------------
                                                                                2001           2000          1999(1)
                                                                              --------        -------       --------
PER SHARE DATA
   Net asset value, beginning of period                                       $  14.47        $ 14.29       $  15.14
                                                                              --------        -------       --------
INVESTMENT OPERATIONS
   Net investment income                                                          0.62           0.63           0.54
   Net gain (loss) on investments
     (both realized and unrealized)                                               0.83           0.25          (0.66)
                                                                              --------        -------       --------

       Total from investment operations                                           1.45           0.88          (0.12)
                                                                              --------        -------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                          (0.62)         (0.68)         (0.52)
   Distributions from net realized gains                                            --          (0.02)         (0.21)
                                                                              --------        -------       --------

       Total dividends and distributions                                         (0.62)         (0.70)         (0.73)
                                                                              --------        -------       --------
NET ASSET VALUE, END OF PERIOD                                                $  15.30         $14.47         $14.29
                                                                              ========        =======       ========
       Total return                                                              10.24%          6.42%         (0.85)%(2)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                                   $ 18,672        $   524       $   211
       Ratio of expenses to average net assets                                    0.96%(3)       1.27%(3)      1.26%(4)
       Ratio of net income to average net assets                                  4.06%          4.55%         4.44%(4)
       Decrease reflected in above operating expense
          ratios due to waivers/reimbursements                                    1.10%          0.82%         0.45%(4)
   Portfolio turnover rate                                                         139%             5%           26%
-------------------------------------------------------------------------------------------------------------------

(1)  For the period October 30, 1998 (inception date) through August 31, 1999.

(2)  Non-annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(4)  Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
(For an Institutional Class Share of the Fund Outstanding Throughout Each
Period)
-------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED AUGUST 31,
                                                     ---------------------------------------------------------------

                                                      2001        2000           1999          1998           1997
                                                     ------     --------      --------       --------       --------
PER SHARE DATA
   Net asset value, beginning of period              $14.47     $  14.30      $  15.12       $  14.84       $  14.65
                                                     ------     --------      --------       --------       --------
INVESTMENT OPERATIONS
   Net investment income                               0.65         0.69          0.67           0.70           0.72
   Net gain (loss) on investments
     and foreign currency related items
     (both realized and unrealized)                    0.84         0.21         (0.60)          0.40           0.65
                                                     ------     --------      --------       --------       --------
       Total from investment operations                1.49         0.90          0.07           1.10           1.37
                                                     ------     --------      --------       --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income               (0.66)       (0.71)        (0.68)         (0.71)         (0.72)
   Distributions from net realized gains                 --        (0.02)        (0.21)         (0.11)         (0.46)
                                                     ------     --------      --------       --------       --------
       Total dividends and distributions              (0.66)       (0.73)        (0.89)         (0.82)         (1.18)
                                                     ------     --------      --------       --------       --------

NET ASSET VALUE, END OF PERIOD                       $15.30     $  14.47      $  14.30       $  15.12       $  14.84
                                                     ======     ========      ========       ========       ========
       Total return                                   10.53%        6.62%         0.36%          7.62%          9.74%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)          $4,947     $ 14,628      $ 22,423       $ 22,229       $ 19,810
       Ratio of expenses to average
          net assets                                   0.93%(1)     1.00%(1)      0.99%          1.00%          1.00%
       Ratio of net income to average
          net assets                                   4.16%        4.79%         4.49%          4.72%          4.88%
       Decrease reflected in above
          operating expense
          ratios due to waivers/
          reimbursements                               0.74%        0.78%         0.44%          0.39%          0.37%
   Portfolio turnover rate                              139%           5%           26%            57%            43%
---------------------------------------------------------------------------------------------------------------------

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 2001

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Credit Suisse Warburg Pincus Funds covered in this report are comprised of Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc. ("Global Telecommunications"), Credit Suisse Warburg Pincus Global Health Sciences Fund, Inc. ("Global Health Sciences"), Credit Suisse Warburg Pincus Global New Technologies Fund, Inc. ("Global New Technologies"), Credit Suisse Warburg Pincus Global Financial Services Fund, Inc. ("Global Financial Services"), Credit Suisse Warburg Pincus European Equity Fund, Inc. ("European Equity"), Credit Suisse Warburg Pincus Focus Fund, Inc. ("Focus") (Class A, B and C shares of Focus are presented in a separate report) and Credit Suisse Warburg Pincus Municipal Bond Fund, Inc. ("Municipal Bond") (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified (other than European Equity, which is diversified), open-end management investment companies.

     Global Telecommunications, Global Health Sciences, Global New Technologies, Global Financial Services, European Equity and Municipal Bond are authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares of each Fund, Advisor shares of Global Telecommunications and Institutional shares of Municipal Bond are currently offered. Focus is authorized to offer six classes of shares: Common, Advisor, Institutional, Class A, Class B and Class C, although only Common, Institutional, Class A, Class B and Class C shares are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of the Fund's outstanding Common shares. Advisor shares bear expenses paid pursuant to a distribution plan at an annual rate of .50% of the average daily net asset value of the Fund's outstanding Advisor shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of each applicable Fund's Class A shares. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net asset value of the Fund's Class B shares. Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net asset value of the Fund's Class C shares. In addition, the Common, Advisor, Class A, Class B and Class C shares bear co-administration fees. No compensation is payable for distribution services for each Fund's Institutional shares.

     Effective as of the close of business on April 6, 2001, Focus and Municipal Bond acquired all of the net assets of the Credit Suisse Warburg Pincus Strategic Growth Fund ("Strategic Growth") and Credit Suisse Warburg Pincus Municipal Trust Fund ("Municipal Trust"), respectively, in a tax-free exchange of shares. The shares exchanged were 306,230 shares (valued at $4,042,236) of the Common Class shares of Focus for 583,295 shares of Common Class of Strategic Growth, 56,560 shares (valued at $746,590) of Common Class shares of Focus for 107,733 shares of Class A of Strategic Growth, 18,625 shares (valued at $245,855) of Common Class shares of Focus for 35,631 shares of Class B of Strategic Growth, 3,001 shares (valued at $39,612) of Common Class shares of Focus for 5,733 shares of Class C of Strategic Growth, 3031 shares (valued at $45,368) of Common Class shares of Municipal Bond for 4,383 shares of Common Class of Municipal Trust, 1,420,093 shares (valued at $21,258,788) of Common Class shares of Municipal Bond for 2,050,028 shares of Class A of Municipal Trust and 66,917 shares (valued at $1,001,751) of Common Class shares of Municipal Bond for 96,601 shares of Class B of Municipal Trust. The Strategic Growth net assets of $5,074,959 at that date, which included $2,384,238 of unrealized depreciation, were combined with those of Focus. The aggregate net assets of Strategic Growth and Focus immediately before the acquisition were $5,074,959 and $11,685,595, respectively and the combined net assets of Focus after the acquisition were $16,760,554. The Municipal Trust net assets of $22,307,654 at that date, which included $934,957 of unrealized appreciation, were combined with those of Municipal Bond. The aggregate net assets of Municipal Trust and Municipal Bond immediately before the acquisition were $22,307,654 and $15,375,780, respectively and the combined net assets of Municipal Bond after the acquisition were $37,683,434.

     Certain of the Funds are permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available at any time in the future. Please refer to each Fund's prospectus(es) and statement of additional information for a description of its investment strategies.

     A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

     B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued, including amortization of premium and discounts, and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Global Telecommunications, Global Health Sciences, Global New Technologies, Global Financial Services, European Equity and Focus each will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually. Municipal Bond will distribute all of its realized capital gains, if any, to its shareholders at least annually and all net investment income monthly.

     The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to accounting principles generally accepted in the United States of America (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mortgage-backed securities, passive foreign investment companies and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on U.S. tax-basis treatment. Temporary differences do not require reclassification.

     At August 31, 2001, Global Telecommunications, Global Health Sciences, Global New Technologies, Global Financial Services and European Equity reclassified $(286,730), $(71), $(1,942), $(7,727) and $(137,603), respectively, from accumulated net realized gain (loss) to undistributed net investment income. Global Telecommunications, Global Health Sciences, Global New Technologies and Global Financial Services reclassified $(3,092,039), $(1,018,199), $(22,000) and $(1,475), respectively, from undistributed net investment income to capital contributions. Global Telecommunications, Global Health Sciences, Focus and Municipal Bond reclassified $222, $2,561, $539,543 and $235,801 respectively, from accumulated net realized gain (loss) to capital contributions.

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into.

   Global New Technologies had open forward foreign currency contracts at August 31, 2001 as follows:

                                 EXPIRATION    FOREIGN CURRENCY     CONTRACT    CONTRACT   UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACT  DATE      TO BE PURCHASED/(SOLD)   AMOUNT       VALUE    GAIN/(LOSS)
---------------------------------  ----      ----------------------   ------       -----    -----------
   Japanese Yen                  10/11/01      21,600,000           $ 179,562   $ 182,615  $   3,053
   Japanese Yen                  10/11/01     (65,200,000)           (532,614)   (551,226)   (18,612)
                                                                    ---------   ---------  ---------
                                                                    $(353,052)  $(368,611) $ (15,559)
                                                                    =========   =========  =========

     I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds--Liquid Assets Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The market value of securities on loan to brokers and the value of collateral held by each Fund with respect to such loans (including the right to draw on letter of credit) at August 31, 2001 is as follows:

                                                MARKET VALUE OF       VALUE OF
            FUND                               SECURITIES LOANED COLLATERAL RECEIVED
            ----                               ----------------- -------------------
            European Equity                        $634,738          $666,929
            Focus                                    24,416           109,000


     Pursuant to an agreement dated July 30, 2001, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, was engaged by Global Telecommunications, European Equity and Focus to act as the funds' securities lending agent. Beginning on August 13, 2001, CSFB began lending the funds' securities. For the period ended August 31, 2001, European Equity and Focus earned $51 and $133, respectively from securities lending transactions.

     Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the funds fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

     J) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

     The Global Telecommunications Fund, Global Health Sciences Fund, Global New Technologies Fund and Global Financial Services Fund invest a high percentage of their assets in specific sectors of the market, especially telecommunications, health sciences, technology, and financial services. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, these funds are sector concentrated and, under normal market conditions, they will invest 65% or more of their net assets in a group of related industries within the telecommunications, technology, health sciences and financial services sectors, as applicable, of the market.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Pursuant to investment advisory agreements, Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment adviser for each of the seven Funds described herein.

   For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

            FUND                                     ANNUAL RATE
            ----                                     -----------
            Global Telecommunications       1.00% of average daily net assets
            Global Health Sciences          1.00% of average daily net assets
            Global New Technologies         1.00% of average daily net assets
            Global Financial Services       0.90% of average daily net assets
            European Equity                 1.00% of average daily net assets
            Focus                           0.75% of average daily net assets
            Municipal Bond                  0.70% of average daily net assets

     CSAM may, at its discretion, voluntarily waive all or a portion of its advisory fee for any of the Funds. For the period or year ended August 31, 2001, advisory fees and waivers for each of the Funds were as follows:

                                            GROSS                                 NET
                                          ADVISORY                             ADVISORY
            FUND                            FEE               WAIVER             FEE
            ----                            ---               ------             ---
            Global Telecommunications    $2,610,244        $(289,209)        $2,321,035
            Global Health Sciences          967,427         (249,007)           718,420
            Global New Technologies          19,150          (19,150)                --
            Global Financial Services        11,795          (11,795)                --
            European Equity                 231,802         (212,804)            18,998
            Focus                           114,684         (114,684)                --
            Municipal Bond                  136,894         (129,705)             7,189

     CSAM reimbursed expenses of Global New Technologies, Global Financial Services, European Equity, Focus and Municipal Bond in the amount of $113,893, $141,473, $9,570, $143,057 and $38,463, respectively, for the year or period ended August 31, 2001.

     For its sub-advisory services, CSAM pays Credit Suisse Asset Management Limited ("CSAM Limited"), an indirect, wholly-owned subsidiary of Credit Suisse Group, an annual fee equal to .50%, .45% and .50% of the net quarterly amount (after fee waivers and reimbursements) received by CSAM for CSAM's services as adviser for Global New Technologies, Global Financial Services and European Equity, respectively. For the period or year ended August 31, 2001, CSAM Limited was not entitled to receive any fees from CSAM for sub-advisory services provided to Global New Technologies, Global Financial Services or European Equity.

     Boston Financial Data Services, Inc. ("BFDS") serves as each Fund's transfer and dividend disbursement agent. The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expenses. For the period or year ended August 31, 2001, the Funds received credits or reimbursements under this arrangement as follows:

            FUND                                                      AMOUNT
            ----                                                      ------
            Global Telecommunications                                 $44,872
            Global Health Sciences                                      7,765
            Global New Technologies                                       141
            Global Financial Services                                       4
            European Equity                                             1,258
            Focus                                                         539
            Municipal Bond                                                513

     Certain brokers, dealers and financial representatives provide transfer agent related services to the Funds, and receive compensation for these services from CSAM. CSAM is then reimbursed by the Funds. For the year ended August 31, 2001, the Funds reimbursed CSAM the following amounts, which are included in the Fund's transfer agent expense:

            FUND                                                     AMOUNT
            ----                                                     ------
            Global Telecommunications                                $231,300
            Global Health Sciences                                     74,801
            European Equity                                            20,498
            Focus                                                       4,540
            Municipal Bond                                                182

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI") , an affiliate of CSAM, serves as co-administrator to each Fund. PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, also serves as each Fund's co-administrator. For administration services, CSAMSI is entitled to receive from each Fund, except Global Telecommunications, a fee calculated at an annual rate of .10% of the Fund's average daily net assets of Common, Advisor, Class A, Class B and Class C shares. For Global Telecommunications, CSAMSI is entitled to receive a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily nets assets of Common and Advisor shares and .10% of average daily net assets of Common and Advisor shares over $125 million. No compensation is payable by the Funds to CSAMSI for co-administration services for the Institutional shares.

     CSAMSI may, at its discretion, voluntarily waive all or a portion of its administration fee for any of the Funds. For the period or year ended August 31, 2001, co-administration fees earned and waived by CSAMSI were as follows:

                                                    GROSS                              NET
            FUND                             CO-ADMINISTRATION FEE   WAIVER   CO-ADMINISTRATION FEE
            ----                             ---------------------   ------   ---------------------
            Global Telecommunications              $185,878        $(90,142)        $95,736
            Global Health Sciences                   96,743              --          96,743
            Global New Technologies                   1,915          (1,281)            634
            Global Financial Services                 1,311            (824)            487
            European Equity                          23,180          (9,085)         14,095
            Focus                                     2,656          (2,414)            242
            Municipal Bond                            3,909          (3,880)             29


     For administration services, PFPC received a fee, for the period September 1, 2000 through February 4, 2001, on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:

            FUND                                              ANNUAL RATE
            ----                                              -----------
            Global Telecommunications, Global Health     .11% for first $500 million
            Sciences, Global New Technologies, Global    .09% for next $1 billion
            Financial Services & European Equity         .07% for over $1.5 billion

            Focus                                        .10% for first $500 million
                                                         .08% for next $1 billion
                                                         .06% for over $1.5 billion

            Municipal Bond                               .07% for first $150 million
                                                         .06% for next $150 million
                                                         .05% for over $300 million

     Effective February 5, 2001, PFPC receives a fee calculated on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:

            FUND                                               ANNUAL RATE
            ----                                               -----------
            Global Telecommunications, Global Health     .08% for first $500 million
            Sciences, Global New Technologies, Global    .07% for next $1 billion
            Financial Services & European Equity         .06% for over $1.5 billion

            Focus                                        .075% for first $500 million
                                                         .065% for next $1 billion
                                                         .055% for over $1.5 billion

            Municipal Bond                               .07% for first $150 million
                                                         .06% for next $150 million
                                                         .05% for over $300 million


   For the period or year ended August 31, 2001, the co-administration fees earned by PFPC (including out-of-pocket expenses) were as follows:

                                                     GROSS                                   NET
            FUND                             CO-ADMINISTRATION FEE   WAIVER            CO-ADMINISTRATION FEE
            ----                             ---------------------   ------            ---------------------
            Global Telecommunications              $257,499          $        --        $257,499
            Global Health Sciences                   96,576                   --          96,576
            Global New Technologies                   3,669               (1,649)          2,020
            Global Financial Services                 2,513               (1,113)          1,400
            European Equity                          25,098              (21,888)          3,210
            Focus                                    14,412              (11,947)          2,465
            Municipal Bond                           14,709                   --          14,709


   In addition to serving as each Fund's co-administrator, CSAMSI serves as distributor to each Fund. CSAMSI receives compensation from each Fund's Common shares under the co-administration agreement for shareholder servicing and distribution. Under the Shareholder Servicing and Distribution Plan for the Common shares of each Fund, CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares. For the Advisor shares of Global Telecommunications, the fee is calculated at an annual rate of
 .50% of the average daily net assets. For Class A shares of Focus, the fee is calculated at an annual rate of .25% of the average daily net assets. For Class B and Class C shares of Focus, the fee is calculated at an annual rate of 1.00% of average daily net assets. For the period or year ended August 31, 2001, shareholder services fees earned by CSAMSI were as follows:

                                                              SHAREHOLDER SERVICING/
            FUND                                                 DISTRIBUTION FEE
            ----                                                 ----------------
            Global Telecommunications
              Common Class                                        $  652,560
              Advisor Class                                                1
                                                                  ----------
                                                                  $  652,561
                                                                  ==========
            Global Health Sciences
              Common Class                                        $  241,857
                                                                  ==========
            Global New Technologies
              Common Class                                        $    4,788
                                                                  ==========
            Global Financial Services
              Common Class                                        $    3,276
                                                                  ==========
            European Equity
              Common Class                                        $   57,950
                                                                  ==========
            Focus
              Common Class                                        $   15,005
              Class A                                                     11
              Class B                                                      1
              Class C                                                     64
                                                                  ----------
                                                                  $   15,081
                                                                  ==========
            Municipal Bond
              Common Class                                        $   19,547
                                                                  ==========

     For the year ended August 31, 2001 CSAMSI and its affiliates advised Focus that it retained $6 from commissions earned in the sale of Focus's shares.

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the period or year ended August 31, 2001, Merrill was paid by the Funds as follows:

            FUND                                                       AMOUNT
            ----                                                       ------
            Global Telecommunications                                $81,905
            Global Health Sciences                                    40,231
            Global New Technologies                                   11,233
            Global Financial Services                                 33,839
            European Equity                                           38,884
            Focus                                                     46,591
            Municipal Bond                                            43,582

NOTE 3. LINE OF CREDIT

     Through June 19, 2001, the Funds, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of
 .075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

     Effective June 20, 2001, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Prior Credit Facility, which is allocated among the New Participating Funds in such manner as was determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility.

     During the year ended August 31, 2001, the following Funds had borrowings under the Prior Credit Facility and/or the New Credit Facility:

                                                                        AVERAGE      MAXIMUM
                                                 AVERAGE DAILY          INTEREST   DAILY LOAN
            FUND                                  LOAN BALANCE           RATE %   OUTSTANDING
            ----                                  ------------           ------   -----------
            Global Telecommunications              $149,258              6.936%   $8,780,000
            Global Health Sciences                  153,734              5.614     8,430,000
            Focus                                     1,307              4.277       172,000
            Municipal Bond                            3,395              4.042       413,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

For the period or year ended August 31, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                     INVESTMENT SECURITIES
            FUND                                   PURCHASES        SALES
            ----                                   ---------      -----------
            Global Telecommunications             $256,089,449   $346,605,925
            Global Health Sciences                  76,028,330     46,093,284
            Global New Technologies                  6,754,006      3,768,329
            Global Financial Services                3,786,174      1,660,160
            European Equity                         29,381,045     33,177,690
            Focus                                   22,274,229     21,056,792
            Municipal Bond                          25,739,794     39,572,855

   At August 31, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

                                                  UNREALIZED       UNREALIZED    NET UNREALIZED
            FUND                                 APPRECIATION     DEPRECIATION    APPRECIATION
            ----                                 ------------     ------------    ------------
            Global Telecommunications           $  2,829,723     $(75,362,357)   $(72,532,634)
            Global Health Sciences                24,576,250       (9,768,319)     14,807,931
            Global New Technologies                   28,594         (682,474)       (653,880)
            Global Financial Services                 43,380         (180,520)       (137,140)
            European Equity                          768,692       (1,452,297)       (683,605)
            Focus                                    847,985       (2,616,313)     (1,768,328)
            Municipal Bond                         1,392,035           (3,313)      1,388,722

NOTE 5. CAPITAL SHARE TRANSACTIONS

     Each class of shares of each Fund is authorized to issue one billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each year were as follows:

                                                  GLOBAL TELECOMMUNICATIONS FUND
                                     ------------------------------------------------------------
                                                           COMMON CLASS
                                     ------------------------------------------------------------
                                              FOR THE                            FOR THE
                                             YEAR ENDED                        YEAR ENDED
                                           AUGUST 31, 2001                   AUGUST  31,2000
                                     --------------------------         -------------------------
                                        SHARES       VALUE                SHARES       VALUE
                                     ----------  --------------         ----------  -------------
Shares sold                           3,622,260   $ 167,203,463         10,430,600  $ 737,422,782
Shares issued in reinvestment
  of distributions                      287,508      13,397,882             57,720      3,567,097
Shares redeemed                      (5,664,109)   (259,564,665)        (5,247,593)  (369,497,412)
                                     ----------  --------------         ----------  -------------
Net increase (decrease)              (1,754,341) $  (78,963,320)         5,240,727  $ 371,492,467
                                     ==========  ==============         ==========  =============

                                               GLOBAL
                                       TELECOMMUNICATIONS FUND
                                     --------------------------
                                            ADVISOR CLASS
                                     --------------------------
                                              FOR THE
                                             YEAR ENDED
                                          AUGUST 31, 2001(1)
                                     --------------------------
                                        SHARES         VALUE
                                     --------------------------
Shares sold                                  25    $      1,000
                                     ----------    ------------
Net increase                                 25    $      1,000
                                     ==========    ============

                                                      GLOBAL HEALTH SCIENCES FUND
                                    -------------------------------------------------------------
                                                             COMMON CLASS
                                    -------------------------------------------------------------
                                              FOR THE                            FOR THE
                                             YEAR ENDED                        YEAR ENDED
                                           AUGUST 31, 2001                  AUGUST 31, 2000(2)
                                    ---------------------------        ---------------------------
                                        SHARES         VALUE             SHARES          VALUE
Shares sold                           6,046,881  $  124,234,896          4,232,530   $ 83,655,931
Shares issued in reinvestment
  of distributions                      385,551       8,505,255                 --             --
Shares redeemed                      (4,860,142)    (92,254,560)        (3,628,441)   (67,522,268)
                                    -----------  --------------        -----------   ------------
Net increase                          1,572,290  $   40,485,591            604,089   $ 16,133,663
                                    ===========  ==============        ===========   ============

                                            GLOBAL NEW                      GLOBAL FINANCIAL
                                         TECHNOLOGIES FUND                     SERVICES FUND
                                        ----------------------           ------------------------
                                            COMMON CLASS                      COMMON CLASS
                                        ----------------------           ------------------------
                                              FOR THE                           FOR THE
                                             YEAR ENDED                        YEAR ENDED
                                          AUGUST 31, 2001(3)                AUGUST 31, 2001(4)
                                        ----------------------           ------------------------
                                         SHARES       VALUE               SHARES        VALUE
                                        -------    -----------           --------    ------------
Shares sold                             334,624    $ 3,314,472            219,718    $ 2,188,666
Shares redeemed                          (6,842)       (58,152)              (812)        (7,157)
                                        -------    -----------           --------    ------------
Net increase                            327,782    $ 3,256,320            218,906    $ 2,181,509
                                        =======    ===========           ========    ============

                                                         EUROPEAN EQUITY FUND
                                        ---------------------------------------------------------
                                                             COMMON CLASS
                                        ---------------------------------------------------------
                                         FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                           AUGUST 31, 2001                   AUGUST 31, 2000
                                        --------------------------   ----------------------------
                                          SHARES         VALUE         SHARES         VALUE
                                        ----------    ------------   -----------  ---------------
Shares sold                              8,645,716    $ 76,575,873    10,330,170  $ 125,018,796
Shares issued in reinvestment
  of dividends and distributions           492,172       4,424,630        11,320        132,331
Shares redeemed                         (9,227,465)    (82,828,871)  (10,342,282)  (126,988,697)
                                        ----------    ------------   -----------  ---------------
Net decrease                               (89,577)   $ (1,828,368)         (792) $  (1,837,570)
                                        ==========    ============   ===========  ===============

                                        EUROPEAN EQUITY FUND
                                        ---------------------
                                         INSTITUTIONAL CLASS
                                        ---------------------
                                               FOR THE
                                             YEAR ENDED
                                         AUGUST 31 ,2000(5)
                                        ---------------------
                                        SHARES         VALUE
                                        ------     ----------
Shares issued in reinvestment
  of distributions                           48    $      567
Shares redeemed                         (10,051)     (121,497)
                                        -------    ----------
Net decrease                            (10,003)   $ (120,930)
                                        =======    ==========

                                                              FOCUS FUND
                                        -----------------------------------------------------
                                                             COMMON CLASS
                                        -----------------------------------------------------
                                         FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                           AUGUST 31, 2001                AUGUST 31, 2000
                                        -----------------------      ------------------------
                                         SHARES        VALUE           SHARES        VALUE
                                        -------    ------------      ---------   ------------
Shares sold                             243,883    $  4,115,387        176,045   $  3,150,183
Shares exchanged due to merger          384,416       5,074,959             --             --
Shares issued in reinvestment
  of distributions                       17,797         300,770          4,960         75,842
Shares redeemed                        (215,353)     (3,251,447)       (41,610)      (757,584)
                                        -------    ------------      ---------   ------------
Net increase                            430,743    $  6,239,669        139,395   $  2,468,441
                                        =======    ============      =========   ============

                                                              FOCUS FUND
                                        -----------------------------------------------------
                                                          INSTITUTIONAL CLASS
                                        -----------------------------------------------------
                                         FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                           AUGUST 31, 2001                AUGUST 31, 2000
                                        ----------------------       ------------------------
                                        SHARES         VALUE          SHARES        VALUE
                                        -------    ------------      ---------   ------------
Shares sold                              59,525     $   961,781        492,615  $   8,749,735
Shares issued in reinvestment
  of distributions                       43,769         744,072         86,539      1,293,067
Shares redeemed                         (70,592)     (1,006,352)    (1,782,034)   (27,333,275)
                                        -------    ------------     ----------  -------------
Net increase (decrease)                  32,702     $   699,501     (1,202,880) $ (17,290,473)
                                        =======    ============     ==========  =============


                                             FOCUS FUND                        FOCUS FUND
                                        -----------------------     -------------------------
                                               CLASS A                           CLASS B
                                        -----------------------     -------------------------
                                         FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                          AUGUST 31, 2001(6)                AUGUST 31, 2001(6)
                                        -----------------------     -------------------------
                                        SHARES         VALUE          SHARES          VALUE
                                        -------    ------------     ----------  -------------
Shares sold                               4,813     $   68,478              81  $       1,150
                                        -------    ------------     ----------  -------------
Net increase                              4,813     $   68,478              81  $       1,150
                                        =======    ============     ==========  =============

                                             FOCUS FUND
                                         ----------------------
                                               CLASS C
                                         ----------------------
                                           FOR THE YEAR ENDED
                                           AUGUST 31, 2001(6)
                                         ----------------------
                                          SHARES         VALUE
                                         -------      ---------
Shares sold                               7,613       $ 106,350
                                         ------       ---------
Net increase                              7,613       $ 106,350
                                         ======       =========

                                                          MUNICIPAL BOND FUND
                                       ----------------------------------------------------------
                                                             COMMON CLASS
                                       ----------------------------------------------------------
                                         FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                           AUGUST 31, 2001                   AUGUST 31, 2000
                                       ------------------------        --------------------------
                                        SHARES         VALUE             SHARES          VALUE
                                      ---------   -------------        -----------      ---------
Shares sold                             295,675   $   4,427,093             25,803      $ 369,861
Shares exchanged due to merger        1,490,041      22,307,654                 --             --
Shares issued in reinvestment
  of distributions                       18,292         273,283                929         13,086
Shares redeemed                        (619,744)     (9,250,259)            (5,265)       (74,484)
                                      ---------   -------------        -----------      ---------
Net increase                          1,184,264   $  17,757,771             21,467      $ 308,463
                                      =========   =============        ===========      =========

                                                          MUNICIPAL BOND FUND
                                      ------------------------------------------------------------
                                                          INSTITUTIONAL CLASS
                                      ------------------------------------------------------------
                                         FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                           AUGUST 31, 2001                   AUGUST 31, 2000
                                      -------------------------        ---------------------------
                                        SHARES         VALUE             SHARES          VALUE
                                      ---------   -------------        -----------   ------------
Shares sold                             670,970   $  10,148,927              5,754       $ 80,042
Shares issued in reinvestment
  of distributions                       31,651         466,996             58,141        817,246
Shares redeemed                      (1,390,250)    (20,800,027)          (621,552)    (8,787,386)
                                      ---------   -------------        -----------   ------------
Net decrease                           (687,629)  $ (10,184,104)          (557,657)  $ (7,890,098)
                                      =========   =============        ===========   ============
-------------------------------------------------------------------------------------------------

(1)  For the period May 10, 2001 (inception date) through August 31, 2001.

(2) For the period November 1, 1999 to August 31, 2000. Effective May 1, 2000, Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st, which was approved by the Fund's Board of Directors on May 1, 2000.

(3)  For the period December 22, 2000 (inception date) through August 31, 2001.

(4)  For the period December 28, 2000 (inception date) through August 31, 2001.

(5)  For the period ended January 7, 2000 (ceased operations).

(6)  For the period July 31, 2001 (inception date) through August 31, 2001.

   On August 31, 2001, the number of shareholders that held 5% or more of the outstanding shares of each class of the Funds are as follows:

                                                   NUMBER OF                 APPROXIMATE PERCENTAGE
                                                 SHAREHOLDERS                OF OUTSTANDING SHARES
                                                 ------------                ----------------------
            Global Telecommunications
               Advisor Class                              1                            100.00%
            Global New Technologies
               Common Class                               1                             94.57%
            Global Financial Services
               Common Class                               1                             95.93%
            Focus
               Common Class                               1                             11.17%
               Institutional Class                        4                             95.54%
               Class A                                    3                             98.33%
               Class B                                    1                             86.69%
               Class C                                    5                             98.94%
            Municipal Bond
               Institutional Class                        6                             97.95%

NOTE 6. CAPITAL LOSS CARRYOVER

     At August 31, 2001, capital loss carryovers were available to offset future realized gains as follows: $19,416,214 in Global Telecommunications which expires in 2009, $222,906 in Global Health Sciences which expires in 2009, $117,653 in European Equity which expires in 2009 and $438,300 in Focus which expires in 2007. In addition, Global Telecommunications, Global Health Sciences, Global New Technologies, Global Financial Services, European Equity and Focus had deferred post October losses of $108,028,068, $5,181,297, $414,081,
$129,548, $1,542,209 and $3,323,421, respectively.

CREDIT SUISSE WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and the
   Common and Advisor Class Shareholders of Credit Suisse Warburg
             Pincus Global Telecommunications Fund, Inc.;
   Common Class Shareholders of Credit Suisse Warburg Pincus Global
             Health Sciences Fund, Inc.;
   Common Class Shareholders of Credit Suisse Warburg Pincus Global
             New Technologies Fund, Inc.;
   Common Class Shareholders of Credit Suisse Warburg Pincus Global
             Financial Services Fund, Inc.;
   Common Class Shareholders of Credit Suisse Warburg Pincus
             European Equity Fund, Inc.;
   Common and Institutional Class Shareholders of Credit Suisse
             Warburg Pincus Focus Fund, Inc.;
   Common and Institutional Class Shareholders of Credit Suisse
             Warburg Pincus Municipal Bond Fund, Inc.

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc. (formerly known as Warburg, Pincus Global Telecommunications Fund, Inc.), Credit Suisse Warburg Pincus Global Health Sciences Fund, Inc. (formerly known as Warburg, Pincus Global Health Sciences Fund, Inc.), Credit Suisse Warburg Pincus Global New Technologies Fund, Inc., Credit Suisse Warburg Pincus Global Financial Services Fund, Inc., Credit Suisse Warburg Pincus European Equity Fund, Inc. (formerly known as Warburg, Pincus European Equity Fund, Inc.), Credit Suisse Warburg Pincus Focus Fund, Inc. (formerly known as Warburg, Pincus Focus Fund, Inc.), and Credit Suisse Warburg Pincus Municipal Bond Fund, Inc. (formerly known as Warburg, Pincus Municipal Bond Fund, Inc.) (all funds collectively referred to as the "Funds") at August 31, 2001, the results of each of their operations for the year (or periods) then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and the financial highlights (financial highlights for Class A, B and C of Credit Suisse Warburg Pincus Focus Fund, Inc. are presented in a separate report) for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 15, 2001

CREDIT SUISSE WARBURG PINCUS FUNDS
TAX INFORMATION LETTER

AUGUST 31, 2001

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND (UNAUDITED)

     During the fiscal year ended August 31, 2001, the Credit Suisse Warburg Pincus European Equity Fund distributed $347,947 of foreign source income on which the Fund paid foreign taxes of $47,402. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code 1986, as amended the "Code", and the Treasury Regulations thereunder.


IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS (UNAUDITED)

     Corporate shareholders should note for the year ended August 31, 2001, the percentage of the Fund's investment income (I.E., net investment income plus short-term capital gains) that qualifies for the intercorporate dividends received deduction is as follows:

    FUND                                                    PERCENTAGE
    ----                                                    ----------
    Global Health Sciences                                    4.55%
    Focus                                                    18.36%



IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

   During the period or year ended August 31, 2001, the Funds declared the following dividends from realized capital gains:

                                                                        SHORT-TERM    LONG-TERM
                                                                       CAPITAL GAIN CAPITAL GAIN
                                                                        PER SHARE    PER SHARE
                                                                        ---------    ---------
            Global Telecommunications                                     $1.6277       $0.7629
            Global Health Sciences                                         0.7023        1.2178
            European Equity                                                1.6672        0.3799
            Focus                                                          0.9044        0.3454

                        CREDIT SUISSE WARBURG PINCUS FUNDS
                                        CREDIT  ASSET
                                        SUISSE  MANAGEMENT





                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) - www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSEGG-2-0801